SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. _____)

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        VENTURE LENDING & LEASING, INC.

(Name of Registrant as Specified In Its Charter)

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VENTURE LENDING & LEASING, INC.

2010 North First Street, Suite 310

San Jose, California 95131

August 30, 2002

To Our Shareholders:

By the enclosed proxy statement we seek the approval of the shareholders of Venture Lending & Leasing, Inc. ("Venture Inc.") to dissolve Venture Inc., to terminate our status as a business development company under the Investment Company Act of 1940, and to approve a new management agreement between VLLI Holdings LLC ("Venture LLC"), our newly-organized subsidiary, and Westech Investment Advisors, Inc. ("Westech") and Siguler Guff Advisers, L.L.C. ("Siguler Guff").

Venture Inc. was organized in 1993, raised $46.6 million in capital from its shareholders, and, through this date, has distributed over $261.5 million to its shareholders. At June 30, 2002, Venture Inc. retains approximately $2.9 million in total assets. As we continue the wind-down phase of Venture Inc., there is a risk that, in the future, we will fail to meet the diversification requirements imposed upon us to qualify for favorable tax treatment, as a "regulated investment company," under the Internal Revenue Code. We have organized Venture LLC to enable us to continue avoiding double taxation on the income generated by our loan and securities portfolio. As part of our plan of liquidation of Venture Inc., we shall contribute our assets to Venture LLC in return for units of membership interest of Venture LLC and then distribute the units to our shareholders and to Westech and Siguler Guff. Withdrawing our status as a BDC under the 1940 Act will enable us to reduce our accounting and compliance expenses without adversely affecting the conduct of our business during this wind-down phase.

We are also proposing that you approve a new management agreement between Venture LLC and Westech and Siguler Guff. The fee we are proposing in the new management agreement is identical to that set forth in the existing management agreement between Venture Inc. and these two firms, with the exception of the 20% incentive fee. In connection with our conversion of Venture Inc. into Venture LLC, Westech and Siguler Guff shall receive 20% of the membership interests in Venture LLC, which will provide the two firms with distributions from Venture LLC identical in amount to the distributions they would receive from Venture Inc., as an incentive fee, from a liquidation of its remaining loan and securities portfolio.

We encourage you to carefully review the enclosed proxy statement, as it sets forth the details of the three proposals and the tax consequences thereof to our shareholders.

You do not need to attend the meeting to participate. Whether you plan to attend the meeting or not, we urge you to sign, date, and return the enclosed proxy by fax or by mail in order that as many shares as possible may be represented at the meeting. The vote of each shareholder is important and your cooperation in promptly returning your executed proxy would be appreciated. Each proxy is revocable and will not affect your right to vote in person. Therefore, even if you execute a proxy, you may still attend the meeting of shareholders and vote your shares in person.

Very truly yours,

_________________________

Ronald W. Swenson

Chairman of the Board and

Chief Executive Officer

VENTURE LENDING & LEASING, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10 , 2002

TO THE SHAREHOLDERS OF VENTURE LENDING & LEASING, INC.:

A special meeting of the shareholders of Venture Lending & Leasing, Inc. ("Venture Inc.") will be held at 9:00 A.M., Pacific time, on Tuesday, September 10, 2002, at the offices of Westech Investment Advisors, Inc. ("Westech"), 2010 North First Street, Suite 310, San Jose, California 95131, to consider and vote on the following matters:

(1) Approval of the Plan of Liquidation included in this proxy statement as Exhibit A (the "Plan of Liquidation"), pursuant to which (i) Venture Inc. will contribute its assets to VLLI Holdings LLC ("Venture LLC") in exchange for Venture LLC's issuance of units of membership interest ("Units") to Venture Inc., (ii) Venture Inc. will distribute the Units to its shareholders and to Westech and to Siguler Guff Advisers, LLC ("Siguler Guff"), and (iii) Venture Inc. will dissolve (the "Liquidation Proposal");

(2) Approval of the termination of the status of Venture Inc. as a business development company ("BDC") under the Investment Company Act of 1940 (the "BDC Termination Proposal"), to occur immediately following the effectiveness of Venture Inc.'s contribution of its assets to Venture LLC in return for Venture LLC's Units and the distribution of those Units to the shareholders and to Westech and Siguler Guff; and

(3) Approval of a new management agreement between Venture LLC and Westech and Siguler Guff (the "Management Agreement Proposal").

You should carefully consider the risk factors relating to the Liquidation Proposal and our business, which are described under "Risk Factors" in the enclosed proxy statement.

Each shareholder that owned Venture Inc. shares on the close of business on August 15, 2002 is entitled to vote at the meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy and return it to us by fax or mail. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors

Ronald W. Swenson

Chairman of the Board

August 30, 2002

VENTURE LENDING & LEASING, INC.

2010 North First Street, Suite 310

San Jose, California 95131

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

September 10, 2002

Your vote at this special meeting is important to us. Please vote your shares of Common Stock by completing the enclosed proxy and returning it to us. The enclosed proxy is solicited by Venture Inc.'s Board of Directors. This proxy statement will be first mailed to shareholders on August 30, 2002.

CONTENTS

Page
Summary of Proposals
2
General Information About Meeting and Venture Inc.
8
Venture Inc.'s Business; Venture LLC	12
Background of the Proposals	13
Risk Factors	14
The Liquidation Proposal	17
The BDC Termination Proposal	34
The Management Agreement Proposal	37
Security Ownership of Certain Beneficial Owners And Management	43
Submission of Shareholder Proposals	44
Further Information	44

Appendices
Plan of Liquidation	A
Venture LLC Operating Agreement	B
Form of New Management Agreement	C

SUMMARY OF PROPOSALS

The following summary of the three proposals to be presented to the shareholders of Venture Inc. at the special meeting and is qualified by reference to the more detailed discussion of the proposals appearing elsewhere in this proxy statement.

Proposal 1 -The Liquidation Proposal
The Liquidation Proposal

Under the Liquidation Proposal, Venture Inc. would be converted (the "Conversion") into a California limited liability company by (i) contributing of its assets to VLLI Holdings LLC ("Venture LLC"), in exchange for Venture LLC's issuance of units of membership interest ("Units") to Venture Inc.; (ii) by then distributing the Units to the shareholders of Venture Inc. and Venture Inc.'s advisors, Westech Investment Advisors, Inc. ("Westech") and Siguler Guff Advisers, L.L.C. ("Siguler Guff") (collectively, the "Managers"); and (iii) by then dissolving. See "The Liquidation Proposal." The Liquidation Proposal will be implemented pursuant to the Plan of Liquidation (the "Plan of Liquidation") attached as Appendix A to this proxy statement.

Reason for the Liquidation Proposal

As Venture Inc. winds down its business, it runs the risk of no longer qualifying for favorable tax treatment as a "regulated investment company ("RIC") under the Internal Revenue Code. RICs must meet certain diversification requirements with respect to their assets. Because of the diminishing size of Venture Inc.'s portfolio, it runs the risk of not meeting these diversification requirements. By converting Venture Inc. into a limited liability company, the income from Venture Inc.'s assets should continue to be subject to only one level of income taxation, namely, at the member and not at the entity level. See "The Liquidation Proposal -Certain Tax Aspects of the Liquidation Proposal."

Liquidation Proceeds	In the Conversion, you would receive one Unit of Venture LLC for each share of Common Stock ("Share") you own of Venture Inc. See "The Liquidation Proposal."
Effect of Liquidation Proposal

If the Liquidation Proposal is approved,

  Venture Inc. would be replaced by a limited liability company.

  The assets and liabilities of Venture LLC would be the same as those of Venture Inc.

  The managing member of Venture LLC would be Westech; Venture LLC would also have an advisory board consisting of John F. Cogan, J. Michael Egan, and Roger V. Smith, who are currently independent directors of Venture Inc.

  The holders of the Units would be the same as the holders of the Shares, except that the Managers will receive 20% of the outstanding Units of Venture LLC in payment and satisfaction of the 20% incentive fee they are currently receiving from Venture Inc.

  The Units, as is the case with the Shares, would not be traded on any securities market.

  The assets of Venture LLC will be liquidated in an orderly fashion, as they would be if still held by Venture Inc. absent the Conversion.

For further detail on the Liquidation Proposal, please see "The Liquidation Proposal."

Risk Factors

The Liquidation Proposal carries certain risks, including, among others, the potential for taxable income without cash distributions and certain other tax consequences. Venture LLC would also continue to be subject to Venture Inc.'s business risks. See "The Liquidation Proposal -Risk Factors."

Rights of Members of Venture LLC

If the Liquidation Proposal and the other proposals described in this proxy statement are approved by the shareholders of Venture Inc., then Venture Inc. will distribute to its shareholders Units of Venture LLC in exchange for their Shares of Venture Inc.; the shareholders of Venture Inc., as holders of Units of Venture LLC, would be called "members," not "shareholders." The rights of the members would be governed by Venture LLC's Operating Agreement, a copy of which is attached as Appendix B to this proxy statement, and California law. The members of Venture LLC should enjoy the same two fundamental benefits that the shareholders of Venture Inc. have enjoyed, namely, limited liability and flow-through income tax treatment. One significant difference in the operation of the two types of entities, however, is that Venture LLC shall not hold annual (or other) meetings of members and its managing member, Westech, will not stand for annual election by the members. For a comparison of the two entities -Venture Inc. v. Venture LLC -see "The Liquidation Proposal-Comparison Of Shares and Units" through "Indemnification of Managing Member and Managers."

Tax Consequences

The Conversion will be taxable to the shareholders of Venture Inc. Each shareholder will generally recognize gain or loss for federal income tax purposes equal to the difference between the tax basis of the Shareholder's Shares and the value of the Units received for the Shares. See "The Liquidation Proposal- Certain Tax Aspects of The Liquidation Proposal."

Vote Required	Approval of the Liquidation Proposal requires the approval of the holders of a majority of the outstanding Shares of Venture Inc.
Appraisal Rights	You do not have "appraisal rights" for your Shares.
Recommendation	Our Board of Directors has unanimously approved and recommends that you vote "FOR" the Liquidation Proposal. See "The Liquidation Proposal -Recommendation of Venture Inc.'s Board of Directors."

Proposal 2 -The BDC Termination Proposal
The BDC Termination Proposal

If the BDC Termination Proposal is approved, immediately after the Conversion is effective, Venture Inc. will terminate its status as a business development company under the 1940 Act. See "The BDC Termination Proposal."

Reason for the BDC Termination Proposal

By not conducting business as a BDC, Venture LLC will realize cost savings by reducing the fees and expenses it pays for independent directors and for audited financial statements, which savings can be passed on to investors in the form of greater cash distributions. See "The BDC Termination Proposal."

Risk Factors

By not operating as a BDC, Venture LLC will not be supervised by a board of directors the majority of whom are disinterested, and the members of Venture LLC need no longer receive financial statements audited by an independent accounting firm. Venture LLC would also not file periodic reports with the SEC. See "Risk Factors."

Vote Required	Approval of the BDC Termination Proposal requires the approval of the holders of a majority of the outstanding Shares of Venture Inc.
Recommendation	Our Board of Directors has unanimously approved and recommends that you vote "FOR" the BDC Termination Proposal.

Proposal 3 -The Management Agreement Proposal
The Management Agreement Proposal

Venture LLC would enter into a new management agreement (the "new Management Agreement") with the Managers similar in most respects to the existing management agreement (the "existing Management Agreement") between Venture Inc. and the Managers. However, because the incentive fee currently paid to the managers by Venture Inc. (equal to 20% of all distributions made to the shareholders) will be fully paid and discharged by the distribution to the Managers of 20% of the Units of Venture LLC, no incentive fee shall be payable to the Managers under the new Management Agreement. See "The Liquidation Proposal -Capital Structure" and "The Management Agreement Proposal". The form of the new Management Agreement is attached as Appendix C to this proxy statement.

Reason for the Management Agreement Proposal

With the organization of Venture LLC, and the proposed Conversion of Venture Inc. into Venture LLC, a new management agreement is necessary between Venture LLC and the Managers. The Board of Directors of Venture Inc. is therefore submitting for the approval of the shareholders of Venture Inc. (who will become the members of Venture LLC) the new Management Agreement the Board has approved to govern the services to be rendered by the Managers to Venture LLC and the compensation to be paid therefor.

Risk Factors

The new Management Agreement will be terminable only for "cause" (defined as a Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the new Management Agreement) and will require the vote of the holders of at least two-thirds of the Units to do so. As such it will be more difficult to terminate than the existing Management Agreement with Venture Inc., which can be terminated by the Board of Directors of Venture Inc. or by the holders of a majority of the outstanding Shares of Venture Inc. on 60 days' notice, for any or no reason. See "Risk Factors."

Vote Required	Approval of the Management Agreement Proposal requires the approval of the holders of a majority of the outstanding Shares of Venture Inc.
Recommendation	Our Board of Directors has unanimously approved and recommends that you vote "FOR" the Management Agreement Proposal.

GENERAL INFORMATION ABOUT MEETING AND VENTURE INC.

Meeting Date; Time; and Location	Tuesday, September 10 Tue, 2002, 9:00 A.M., at the offices of Westech, located at 2010 North First Street, Suite 310, San Jose, California 95131
Quorum	Holders of a majority of the issued and outstanding Shares, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting.
Record Date; Shares Entitled to Vote

August 15, 2002. Only shareholders of Venture Inc. as of the close of business on the Record Date will be entitled to vote at the meeting. We had 48,318.58 Shares outstanding and entitled to vote as of the close of business on the record date. Each of those Shares is entitled to one vote on each matter to come before the meeting. Each fractional Share is entitled to an identical fractional vote on each matter to come before the meeting. The enclosed proxy card shows the number of Shares you can vote.

Voting Procedure

After you read and consider the information in this proxy statement, mark your proxy with respect to each matter, and then fax or mail to us your signed and dated proxy as promptly as possible. To make sure you are represented at the meeting, you should return your proxy whether or not you plan to attend. Because the proposals require the approval of the holders of a majority of the outstanding Shares of Venture Inc., your failure to return a proxy will have the effect of voting AGAINST the proposals.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum of shareholders at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner or other person entitled to vote.

How Votes Will Be Counted

Each of the three proposals presented to the shareholders of Venture Inc. requires the approval of the holders of a majority of the outstanding shares. Therefore, abstentions will have the effect of a vote AGAINST the proposal. If a shareholder or nominee returns a proxy but does not vote (for, against, or abstain) on a proposal, then the management proxies will vote the Shares represented by the proxy FOR the proposal.

The Proposals as one Integrated Plan	None of the three proposals will be implemented unless all three are approved by our shareholders.
Proxy Solicitation

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone calls or personal meetings conducted by officers and employees of Westech and Siguler Guff. The cost of the proxy solicitation and the preparation of this proxy statement will be borne by Venture Inc.

Venture Inc.'s Investment Manager	Venture Inc.'s investment manager is Westech Investment Advisors, Inc., a California corporation ("Westech"), whose address is 2010 North First Street, Suite 310, San Jose, California 95131.
Venture Inc.'s Fund Manager

Siguler Guff Advisers, L.L.C., a Delaware limited liability company ("Siguler Guff"), is Venture Inc.'s fund manager, Siguler Guff's address is 630 Fifth Avenue, 16th Floor, New York, New York 10111. Under the existing Management Agreement, Siguler Guff has primary responsibility for the oversight of administration and shareholder relations for Venture Inc.

Annual and Semi-Annual Reports

Shareholders may obtain copies of Venture Inc.'s 2001 annual report on Form 10-K (for the year ended June 30, 2001) and 2001-2002 quarterly reports on Form 10-Q, without charge, by contacting Venture Inc. as specified below under "Further Information." Venture Inc.'s 2001 Annual Report has previously been mailed to our shareholders. We anticipate mailing our 2002 Annual Report (for the year ended June 30, 2002) to our shareholders by the end of September 2002.

Further Information

Questions concerning this proxy statement should be directed to Brian R. Best, Vice President, Chief Financial Officer, and Secretary of Westech, at (408) 436-8577, extension 16, or by email to brianb@westerntech.com.

Special Note About Forward-looking Statements

Except for the historical statements and discussions thereof contained in this proxy statement, statements in this proxy statement constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In addition, other written or oral statements which constitute forward-looking statements have been made and may be made in the future by Venture Inc., Venture LLC, or both.

You should not put undue reliance on forward-looking statements. We have an obligation to update and disclose any material developments related to information disclosed in this proxy statement through and including the date of the meeting. However, we undertake no obligation to update or revise any forward-looking statements that are or may be affected by developments which our management do not deem material. When used or incorporated by reference in this proxy statement, the words "anticipate," "estimate," "project" and similar expressions are intended to identify forward-looking statements.

VENTURE INC.'S BUSINESS; VENTURE LLC

Venture Inc. is a non-diversified closed-end management investment company electing status as a "business development company" ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Venture Inc. is to achieve a high total return from its loans and portfolio investments. Venture Inc. has provided asset-based financing to carefully selected venture capital-backed companies, in the form of secured loans. Venture Inc. generally receives warrants to acquire equity securities in connection with its portfolio investments.

Venture Inc.'s shares of Common Stock, $0.001 par value (the "Shares") were sold to subscribers pursuant to capital calls made through August 1998. The total capital contributed to Venture Inc. by its shareholders was $46.6 million. Venture Inc. has completed its investment period and is now focused on efficiently managing and liquidating its portfolio. As of June 30, 2002 Venture Inc. had distributed $261.5 million to its shareholders.

As of June 30, 2002, the assets of Venture Inc. totaled $2.9 million, and consisted of loans, with an estimated fair value of $0.6 million, investments in securities, with an estimated fair value of $1.6 million, and cash and other assets of $0.7 million. Venture Inc.'s total liabilities at June 30, 2002 were $0.7 million, consisting in large part of accrued management and incentive fees ($0.6 million) payable to Venture Inc.'s Managers. Total shareholders' equity of Venture Inc. at June 30, 2002 was $2.2 million.

Venture LLC was organized as a California limited liability company on July 17, 2002. Its sole member is Venture Inc. It has no assets or liabilities, other than the liability for the expenses incurred in connection with its formation. Venture LLC has been organized for the sole purpose of acquiring, by contribution, the assets of Venture Inc., if the proposals described herein are approved by our shareholders at the special meeting.

If the Plan of Liquidation is approved, then Venture LLC shall acquire the assets of Venture Inc. The shareholders of Venture Inc. shall, without any further action on their part, become "members" of Venture LLC, and Westech shall become the "managing member" of Venture LLC. As the managing member, Westech shall have the duties and responsibilities for supervising the business of Venture LLC. Westech shall not be separately compensated for serving as managing member of Venture LLC. Rather, its duties and responsibilities, as "investment manager" of Venture LLC shall be governed by the terms of the new Management Agreement, described under "The Management Agreement Proposal."

BACKGROUND OF THE PROPOSALS

Venture Inc. was organized as an investment vehicle with a limited life. Venture Inc.'s Articles of Incorporation provide that Venture Inc. shall cease to exist at the close of business on December 31, 2002, except for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs.

For the reasons discussed below, Venture Inc.'s Board of Directors recommends that Venture Inc. terminate its BDC election and convert into a pass-through entity that will have as its sole purpose effecting an orderly liquidation of Venture Inc.'s assets. The proposed conversion would occur in place of and prior to the December 31, 2002 termination of Venture Inc. contemplated by its Articles of Incorporation.

The following summary of the proposals to be presented to our shareholders at the special meeting is qualified by the detailed description thereof contained elsewhere in this proxy statement:

    Venture Inc. (i) will contribute its assets to Venture LLC in return for Venture LLC's issuance of Units to Venture Inc., (ii) will distribute the Units to its shareholders and to the Managers, and (iii) will dissolve. Westech will be the managing member of Venture LLC. See "The Liquidation Proposal -The Conversion."

    Immediately after the effectiveness of the Conversion, Venture Inc. will terminate its election as a BDC under the 1940 Act. See "The BDC Termination Proposal -Regulatory Considerations."

    Upon effectiveness of the Conversion, Venture LLC will enter into a management agreement (the "new Management Agreement") with the Managers. The Managers will receive the same management fee under the new Management Agreement as they receive under the existing Management Agreement. See "The Management Agreement Proposal."

    As part of the Conversion, Venture Inc. will distribute Units to the Managers in full payment of the "incentive fee" payable to the Managers under the existing Management Agreement. The new Management Agreement will not, therefore, call for the payment of any "incentive fee" to the Managers. See "The Liquidation Proposal -The Conversion" and "The Management Agreement Proposal."

    Messrs. Cogan, Egan, and Smith, currently independent directors of Venture Inc., have agreed to serve as an Advisory Board to Venture LLC following the Conversion. See "The Liquidation Proposal -Advisory Board."

At a meeting held on May 15, 2002, the Board of Directors of Venture Inc. unanimously approved the proposals described herein and directed that they be submitted for the consideration and approval of our shareholders.

Risk Factors

Ownership of the Units of Venture LLC will entail many of the same risks currently associated with our business. These risks are not expected to be significantly affected by approval of the Liquidation Proposal. The risk factors set forth below are the primary risks associated with the Liquidation Proposal and with ownership of the Units, and focus on the effects of the proposals presented herein, if approved, and risks associated with operating our business in limited liability company form. Along with the other information included in this proxy statement, you should carefully consider the following risks and uncertainties.

The Conversion Will Be Taxable to the Shareholders of Venture Inc.

If the Liquidation Proposal is approved and the Conversion is completed, you will recognize gain or loss equal to the difference between the tax basis of your Shares and the fair market value of the Units that you receive in liquidation for your Shares. The Board of Directors of Venture Inc. has estimated that the fair market value of the Units to be received in liquidation of Venture Inc. for each Share of Venture Inc. will be $45.54 per Share, which represents the book value, determined in accordance with generally accepted accounting principles, of an outstanding Share of Venture Inc. as of June 30, 2002. The fair market value of the Units received by each of our shareholders in connection with Venture Inc.'s liquidation shall be determined as of the effective date of the Conversion, and could be more or less than the estimated value thereof as of June 30, 2002. Venture Inc. is obligated to report the fair market value of the Units to the shareholders and to the Internal Revenue Service by no later than January 31, 2003. The Internal Revenue Service will not be bound by Venture Inc.'s determination of the fair market value of the Units distributed to the Shareholders, and could assert that Venture Inc.'s assets had a higher value on the distribution date than the value reported by Venture Inc. As a result, the amount the Shareholders are deemed to receive as a result of the distribution of Units in liquidation of Venture Inc. could vary significantly from the estimate of $45.54 per Share as of June 30, 2002.

Any gain or loss recognized by a shareholder as a result of the liquidation of Venture Inc. will most likely be characterized as capital gain or loss if the shareholder holds Shares as capital assets. Capital gains will be taxed at long-term gain rates if the shareholder has held the Shares for more than one year as of the effective date of the Conversion; if a shareholder has held the Shares for one year or less, then any gain will be taxed at ordinary income rates. Capital losses generally may only be deducted against capital gains and unused capital losses are carried forward to future tax years. Dealers in securities are subject to different rules. See "- Certain Tax Aspects of the Liquidation Proposal--Consequences to Venture Inc.'s Shareholders."

Venture LLC Will Not Be Subject to Independent Oversight as a Result of the Termination Election

If the proposals described herein are approved, then we will end our status as a business development company under the 1940 Act and terminate the related regulatory requirements. In such case, the financial statements of Venture LLC need not be audited by independent accountants and Venture LLC will not be operated under the direction of a majority of individuals who are unaffiliated with the Managers. This independent oversight of the management of Venture Inc., and the independent review of its financial records, will not exist for Venture LLC.

Venture LLC Will Not File Reports With the SEC or be Subject to Regulation Under the Securities Exchange Act of 1934

If the proposals are discussed herein approved, then Venture Inc. will revoke its election as a BDC and, at the same time, de-register as a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because of its limited number of members (less than 100), Venture LLC will not register as an Exchange Act Company, and will therefore not prepare and file periodic reports with the SEC, such as annual reports on Form 10-K, quarterly reports on Form 10-Q, or current reports on Form 8-K, or file proxy statements in connection with meetings of the members, and none of its officers or controlling persons will be subject to regulation under Section 16 of the Exchange Act, governing insider reporting and recovery of short-swing profits. Venture LLC will, however, continue to provide its members with annual unaudited financial statements, unaudited quarterly financial statements as determined in the discretion of the managing member (after consultation with the Advisory Board), and income tax information after the close of each year.

It Will Be More Difficult to Remove the Managers If the Management Agreement Proposal Is Approved

While the existing Management Agreement between Venture Inc. and the Managers can be cancelled on sixty days' notice by Venture Inc.'s Board of Directors or by its shareholders, the new Management Agreement can only be terminated by a vote of the holders of at least two-thirds of the Units and then only for gross negligence or willful or reckless misconduct on the part of the Managers. Approval of the Management Agreement Proposal will therefore make it more difficult to terminate the Managers.

The Units Are Subject To Transfer Restrictions and Will Not Be Traded In a Public or Secondary Market

The Units will be an illiquid investment. In order for a limited liability company to obtain the federal income tax benefits of being classified as a "partnership," its securities cannot be "publicly traded." Under Section 7704 of the Internal Revenue Code, this means that the Units cannot be (a) traded on an established securities market, or (b) readily tradable on a secondary market (or the substantial equivalent thereof). See "Tax Aspects of The Liquidation Proposal." As a result, there will not be a public or other market for the Units of Venture LLC and Venture LLC's Operating Agreement contains significant restrictions on transfer of the Units to prevent any such market from developing, including, among other restrictions, the right of Venture LLC to refuse to authorize and process prohibited transfers of Units.

Venture LLC Is Not Obligated to Make Any Cash Distributions on the Units

Venture LLC's managing member will have the discretion to retain future profits for anticipated expenses and for contingencies. Venture LLC has not, and does not expect in the future, to pay regular cash distributions or dividends. Instead, Venture LLC anticipates continuing our current policy of making distributions as borrowers repay their loans and as we liquidate our other investment securities. There can be no assurance as to the amount or timing of such income or the resulting distributions to be made by Venture LLC to its members.

Holding Units Creates the Potential for Taxable Income in Excess of Distributions

Being taxed as a partnership, Venture LLC's income and losses would be directly attributable to its members for federal income tax purposes. Consequently, you could incur a tax liability that exceeds your share of distributions. Although we do not currently anticipate that you will recognize tax liability in excess of your share of distributions, that could happen. See "Certain Tax Aspects of the Liquidation Proposal."

The discussion of federal income tax considerations in this proxy statement does not attempt to comment on all tax matters that may affect you. you should consult your own tax advisers with respect to the tax consequences of the liquidation proposal to you.

THE LIQUIDATION PROPOSAL

Questions and Answers Related to the Liquidation Proposal

What does the Liquidation Proposal mean for me?

If the Liquidation Proposal is approved, you would receive one Unit for each of your Shares.

Why are we doing this?

The Liquidation Proposal would permit us to distribute cash to our shareholders on a tax advantaged basis, by avoiding the double taxation generally imposed on income distributed to investors.

How would the Liquidation Proposal work?

Venture Inc. is currently the sole member of Venture LLC. If the proposals submitted to the shareholders at the meeting are approved, then Venture Inc. will take the following steps:

    Venture Inc. will contribute its assets to Venture LLC; in exchange therefor, Venture LLC will issue its Units to Venture Inc.

    Venture Inc. will distribute the Units to it shareholders, one Unit (or fractional Unit) to be distributed in exchange for each outstanding Share (or fractional Share) of common stock of Venture Inc., and Venture Inc. shall transfer Units to the Managers in an amount so that the Managers shall be issued 20% of the Units of Venture LLC outstanding after the distribution.

    Venture Inc. will dissolve under the Maryland General Corporation Law.

Venture LLC will be governed by its Operating Agreement in lieu of Venture Inc.'s Articles of Incorporation and Bylaws. A copy of Venture LLC's Operating Agreement is attached as Appendix B to this proxy statement.

Would Venture LLC's ownership differ substantially from that of Venture Inc.?

No. After the Conversion, the Units of Venture LLC will be held 80% by our current shareholders and 20% by the Managers. The Managers are being allocated 20% of the Units of Venture LLC in full payment of their incentive fee pursuant to the existing Management Agreement. The economic interest, therefore, of our current shareholders in distributions made from our remaining portfolio will not change as a result of the adoption of the Liquidation Proposal. As a holder of 20% of the outstanding Units of Venture LLC, however, the Managers will have voting rights as members of Venture LLC that they do not now have with respect to the shareholders of Venture Inc.

Would there be any changes in the management of Venture Inc.?

If the Liquidation Proposal is approved, then Westech would become the managing member of Venture LLC. John F. Cogan, J. Michael Egan, and Roger V. Smith, who currently sit as independent directors on the Board of Directors of Venture Inc., would comprise Venture LLC's Advisory Board.

How would the Conversion and Liquidation of Venture Inc. be accomplished?

Promptly after shareholder approval of the proposals described herein, Venture Inc. will contribute its assets to Venture LLC in exchange for Units of Venture LLC. (Venture Inc. will retain the rights associated with its licenses and registrations, including its status as a business development company under the 1940 Act, as a registrant under the Securities Exchange Act of 1934, and as a finance lender under the California Finance Lenders Law, all of which will be withdrawn or terminated as part of Venture Inc.'s dissolution.) As of the effective date of Venture Inc.'s contribution of its assets to Venture LLC and Venture LLC's issuance of Units to Venture Inc., each of the shareholders of Venture Inc. will be entitled to receive, in liquidation of Venture Inc., one Unit of Venture LLC for each Share of Common stock of Venture Inc. held by the shareholder (and a fractional Unit of LLC for each fractional Share of Common Stock held by the shareholder).

From the cash contributed to Venture LLC by Venture Inc., Venture LLC, as disbursement agent for Venture Inc., shall pay the expenses of Venture Inc. remaining unpaid as of the date Venture Inc. contributes its assets to Venture LLC. Venture Inc. anticipates that the cash contributed to Venture LLC will be adequate to pay all of such expenses. Venture LLC shall have no responsibility for paying expenses or liabilities of Venture Inc. to the extent they may exceed the amount of cash contributed by Venture Inc. to Venture LLC.

What other options were considered?

Venture Inc.'s Board of Directors considered remaining in corporate form while liquidating its assets and also considered establishing a liquidating trust to hold title to, and liquidate, its remaining assets.

Why did you not proceed with the other options considered?

Were Venture Inc. to remain in corporate form and fail to qualify as a "regulated investment company" under the Internal Revenue Code, its income would be subject to double tax, first at the corporate level, based upon the taxable income of Venture Inc., and then at the shareholder level, based upon the distributions made by Venture Inc. to its shareholders from Venture Inc.'s accumulated earnings and profits. A limited liability company, on the other hand, is taxed as a partnership, meaning that it is not taxed at the "entity" level, but only at the "member" level, based upon the members' share of the taxable income of the limited liability company. A limited liability company organized in California or doing business in California is, however, under current law, subject to an annual franchise tax of $800 and an annual fee, based upon its gross revenues, of up to $11,970.

A liquidating trust was deemed inadvisable because of the complexity of establishing and operating a liquidating trust and the fact that establishing a liquidating trust would entail many of the same costs as establishing Venture LLC.

What do I need to do now?

After you read and consider the information in this proxy statement, mark your proxy to indicate your votes, date and sign it, and fax or mail it to us as soon as possible, to ensure that your Shares are represented at the meeting. You should return your proxy whether or not you plan to attend the meeting.

Will my broker vote my Shares for me if they are held in "street name?"

Your broker will vote your Shares in connection with the proposals discussed herein only if you provide instructions on how to vote. Consequently, if you want your views represented at the meeting, please be sure to provide instructions to your broker. If you do not, and the broker returns a proxy on your behalf, without indicating any vote on the three proposals to be presented to our shareholders at the meeting, then the management proxies named in the proxy card will exercise the authority granted to them by the proxy card and vote FOR each of the proposals. See "General Information about Meeting and Venture Inc. -How Votes Will Be Counted."

What do I need to do to get my Units?

You do not need to do anything now. If the Liquidation Proposal is approved, then, as a shareholder of Venture Inc., you would automatically be entitled to receive Units of Venture LLC in the liquidation of Venture Inc.

If approved, when do you expect to complete the Conversion?

We would complete the Conversion as quickly as possible after shareholder approval. We anticipate completion of the Conversion within two weeks after the meeting, if the proposals described herein are approved.

Are any regulatory approvals necessary to consummate the Conversion?

No. Other than the regulatory filings necessary to consummate the Liquidation Proposal, none of which entail the exercise of discretion by the agencies where the filings are to be made, we need not seek the approval of any federal or state regulatory agency to consummate the Liquidation Proposal or the other proposals to be presented to the shareholders at the meeting.

What are the tax ramifications to Venture Inc.'s shareholders?

Generally our shareholders would pay capital gain taxes on any excess of the value of the Units received in liquidation of Venture Inc. over the tax basis in their Shares. Based upon Venture Inc.'s current estimate of the fair market value of a Unit of $45.54 per Unit (at June 30, 2002, which is equal to the book value of a Share of our Common Stock at June 20, 2002), you would pay capital gain taxes on any excess of this amount, times the number of Units you receive in the liquidation of Venture Inc., over the tax basis in your Shares. The actual amount of a shareholder's gain (if any) will be based on the value of a Unit at the time the Conversion of Venture Inc into Venture LLC is effective.

Recommendation of Venture Inc.'s Board of Directors

Our Board of Directors believes that the conversion of Venture Inc. into Venture LLC would permit us to continue to distribute cash to our shareholders on a tax advantaged basis, by avoiding the double taxation generally imposed on corporate income distributed to shareholders. In addition, our Board of Directors believes that a conversion should mean that most of our shareholders will be able to offset the tax basis of their Shares against the value of the Units received in liquidation of Venture Inc., with only the difference taxed at capital gain rates.

Our Board of Directors has determined that the Liquidation Proposal is advisable and is in the best interest of our shareholders taking into account the anticipated tax consequences offered by the Liquidation Proposal as well as the legal, financial and other issues involved in a potential conversion of Venture Inc. into a limited liability company. In reaching its decision, our Board of Directors considered, among others, the following factors:

    the fact that, as Venture Inc. winds down its business, it is likely to fail to qualify for favorable tax treatment as a "regulated investment company" under the Internal Revenue Code, meaning that, upon such failure, the income of Venture Inc. would thereafter be taxed at the corporate level, even if such income is distributed to the shareholders of Venture Inc;

    the anticipated timing of achieving maximum value for Venture Inc.'s remaining assets during an orderly liquidation; and

    the expenses, including, among other expenses, general administrative and ongoing expenses, related to various alternatives.

Our Board of Directors primarily considered two alternatives to the Liquidation Proposal:

    liquidating assets while still in corporate form; and

    transferring the assets to a liquidating trust and then selling them.

Our Board of Directors has carefully considered the Liquidation Proposal and has unanimously determined that it is advisable and in the best interests of our shareholders. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Liquidation Proposal.

Comparison Of Shares And Units

Venture LLC is a limited liability company. As a result, its charter documents consist of its Articles of Organization and its Operating Agreement instead of a Certificate of Incorporation and Bylaws. The terms of the charter documents of Venture LLC are described below, including the significant differences between the charter documents of Venture LLC and those of Venture Inc. The Operating Agreement of Venture LLC is included in this proxy statement as Appendix B. The summary below is qualified in its entirety by reference to the complete Operating Agreement.

If the three proposals described herein are approved by the shareholders at the meeting, and the Conversion of Venture Inc. into Venture LLC becomes effective, then each shareholder of Venture Inc. who becomes a member of Venture LLC will, by operation of law, be deemed to have adopted, and to be bound by the terms and provisions of, Venture LLC's Operating Agreement.

Term

Venture LLC has no specific term of existence; it shall continue in business until its remaining loan and securities portfolio is liquidated and the business of Venture LLC is wound up. The loan portfolio to be acquired by Venture LLC by contribution from Venture Inc. have due dates extending to May 31, 2003, and the warrants to be acquired from Venture Inc. have expiration dates through September 30, 2008.

Capital Structure

Venture Inc.'s capital structure consists of 100,000,000 authorized shares of Common Stock, $0.001 par value. As of the record date (June 30, 2002), 48,318.58 shares (the "Shares") of Common Stock were outstanding.

Venture LLC's capital structure consists of one class of Units. After the Conversion, and assuming no change in the number of outstanding Shares of Venture Inc. between the date of this proxy statement and the effective date of the Conversion, then 60,398.23 Units of Venture LLC would be outstanding, consisting of 48,318.58 Units issued to the shareholders of Venture Inc. and 12,079.65 Units issued to the Managers (representing 20% of the outstanding Units).

Capital Contributions

The capital contributed to Venture LLC will consist of the assets Venture LLC acquires by contribution from Venture Inc. No member of Venture LLC will have any obligation to contribute additional capital to Venture LLC. The managing member of Venture LLC, Westech, anticipates that the income generated by Venture LLC's loan and securities portfolio will be sufficient to pay all operating expenses of Venture LLC.

Managing Member

Venture LLC will have no employees. It will be managed by the managing member, Westech, assisted by the fund manager, Siguler Guff. For information on Westech and Siguler Guff, see "The Management Agreement Proposal." The services to be rendered by Westech and Siguler Guff to Venture LLC will be similar to the services they now render to Venture Inc.

Advisory Board

Venture Inc. is managed under the supervision of its Board of Directors, a majority of whom are not "interested persons" of Venture Inc. or the Managers, as that term is defined in the 1940 Act. After the Conversion, Venture LLC will not have a board of directors, but will be managed by Westech, as managing member, and by the Managers under the new Management Agreement. Messrs. Cogan, Egan, and Smith, currently disinterested directors of Venture Inc., have agreed to serve as an Advisory Board following the Conversion. The Advisory Board will be available to advise the managing member and the Managers regarding any situations involving a conflict of interest and the conduct of Venture LLC's business. Each Advisory Board member will be paid $5,000 annually by Venture LLC for his services.

Voting Rights

Holders of Units:

    would be entitled to one vote per Unit on all matters submitted to a vote of the members.

    would not be entitled to cumulate their votes in any election.

    would be entitled to take action by written consent without a meeting.

No additional consent of Venture LLC's members would be required for the disposition of the remainder of Venture LLC's assets. The timing and terms of sale of the remaining assets of Venture LLC will be determined by Westech and Siguler Guff, the Managers.

Venture LLC's Operating Agreement provides that the managing member shall call a special meetings of members upon the written request of holders of not less 25% of the outstanding Units of Venture LLC.

Under Maryland law and the Articles of Incorporation of Venture Inc., the approval of the holders of a majority of the outstanding Shares is required for the sale of all or substantially all of the assets of Venture Inc. (no such approval is required for a contribution of assets by a Maryland corporation to an entity if all of the equity interests of the entity are owned by the corporation); no approval shall be required from the members of Venture LLC for the sale of its remaining assets. Otherwise, the voting rights of the members of Venture LLC, described above, are similar to the voting rights of the shareholders of Venture Inc.

Annual and Special Meetings of Members

Meetings of the members of Venture LLC may be called by the managing member (Westech), or by members holding not less than 25% of the outstanding Units. Meetings will be held at the principal place of business of Venture LLC or as otherwise determined by the managing member.

Notice of any meeting of the members is to be given no fewer than five (5) days and no more than sixty (60) days prior to the date of the meeting. Notices are to specify the purpose or purposes for which meeting is called.

The members may also act without a meeting, by written consent, setting forth the action so taken, signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting in which all members were present and voting. Prompt notice of the taking of any action without a meeting by less than unanimous consent is to be given in writing to those members who did not consent in writing.

For the purpose of determining the members entitled to notice of, and to vote at, a meeting of the members, or to give approvals without a meeting, the managing member of Venture LLC may set a record date which, in the case of a meeting or written approvals, shall be not less than five (5) or more than 60 days before (i) the date of the meeting (unless such requirement conflicts with any applicable law or regulation) or (ii) in the event approvals are sought without a meeting, the date by which members are requested in writing by the managing member to give such approvals.

Transfer Restrictions

The Units will not be listed on any stock exchange or qualified for trading in any market. In order to qualify for what our Board of Directors believes to be valuable tax savings, Venture LLC has been organized as a limited liability company, to be taxed as a partnership. To preserve this tax treatment, the Units cannot be (a) traded on an established securities market, or (b) readily tradable on a secondary market. To preserve its tax status, the Venture LLC Operating Agreement provides that holders of the Units may not transfer those Units unless the following conditions are met:

    Venture LLC must receive written notice of the proposed transfer, including the circumstances and details of the transfer;

    Venture LLC may require an attorney's written opinion, in a form it finds reasonably satisfactory, specifying the nature and circumstances of the proposed transfer and, based on such facts, stating that the proposed transfer would not be in violation of any of the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law;

    Venture LLC must have received from the transferee (and any transferee's spouse who might receive a community property interest in the Units) a written consent to be bound by all of the terms and provisions of Venture LLC's Operating Agreement in a form satisfactory to Venture LLC;

    Venture LLC must be reasonably satisfied that the transfer will not cause a termination of Venture LLC or otherwise materially affect the tax treatment of Venture LLC; and

    Venture LLC must be reimbursed upon request for its reasonable expenses in connection with the transfer.

Venture LLC can refuse to permit any transfer if it believes that, as a result of such transfer, individually or taken together with any other transfers, Venture LLC could be treated as a publicly traded partnership under the Internal Revenue Code, which would result in Venture LLC being taxed as a corporation rather than as a partnership. A transfer includes, without limitation, a sale, pledge, or other transfer of or encumbrance on all or any part of a Unit.

Distributions

Distributions will be made by Venture LLC to its members in the discretion of the managing member, Westech. Westech intends to follow the current distribution policy of Venture Inc., and to make distributions to the members from the cash income realized by Venture LLC from its loan and securities portfolio, after payment of the expenses of Venture LLC and the reservation of monies for future expenses and contingencies as deemed appropriate by the managing member. All distributions made by Venture LLC to its members shall be made to the members pro rata to their Unit ownership.

No Preemptive Rights

Holders of Units, like the holders of Shares, are not entitled to preemptive rights to subscribe to any class of securities that may be issued by Venture LLC. Under its business plan of holding and liquidating the loan and securities portfolio it acquires by contribution from Venture Inc., Venture LLC will not issue additional securities to its members or others. The foregoing limitation shall not prohibit Westech from advancing to Venture LLC, from time to time, monies to enable Venture LLC to discharge its expenses. Any such advance shall be deemed a loan from Westech to Venture LLC, repayable at the earliest convenient time by Venture LLC, together with interest at Westech's cost of funds. Under Venture LLC's current business plan, it is highly unlikely that any such advances will be necessary or made.

Indemnification of Managing Member and Managers

The provisions governing indemnification of the managing member and the Managers under the charter documents of Venture LLC and the new Management Agreement do not materially differ from the provisions governing indemnification of the Board of Directors and the Mangers under the charter documents and existing Management Agreement of Venture Inc.

Venture LLC. After the Conversion, the indemnification of the managing member and the agents of Venture LLC will be governed by the provisions of California's Beverly-Killea Limited Liability Company Act (the "Beverly-Killea Act"), Venture LLC's Operating Agreement, and the new Management Agreement. Pursuant to the Beverly-Killea Act, no person who acts as a manager of a California limited liability company ("LLC") is personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the LLC solely by reason of being a manager of the LLC. The Act also permits, subject to certain exceptions, the operating agreement of a LLC to provide for indemnification of its managers and members and other agents acting on behalf of the LLC. The Act also authorizes LLC's to purchase and maintain insurance on behalf of any manager, member, officer, employee, or agent ("indemnified persons") against any liability asserted against or incurred by the indemnified persons in their capacity as agents of the LLC arising out of the person's status as a manager, member, officer, employee, or agent of the LLC.

The indemnification of the managing member, the Managers, and other agents of Venture LLC is covered by Article 9 of Venture LLC's Operating Agreement. Under this Article, each of the managers, officers, employees, and agents of Venture LLC (referred to as "indemnified persons") is entitled to indemnification for all liabilities and expenses incurred in connection with any proceeding (other than a proceeding by or in the right of Venture LLC, a so-called "derivative" action) if the indemnified person acted in good faith and in a manner the indemnified person reasonably believed to be in, or not opposed to, the best interest of Venture LLC, and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful. With respect to a derivative action brought on behalf of Venture LLC, an indemnified person is entitled to indemnification if the indemnified person acted in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interest of Venture LLC, provided that no indemnification is to be made in respect of any claim or matter as to which the indemnified person shall have been adjudged to be liable for gross negligence, recklessness, or willful misconduct in the performance of the indemnified person's duties to Venture LLC unless the court in which the action or suit is brought determines upon application that, in view of all of the circumstances, the indemnified person is fairly and reasonably entitled to indemnity for such expenses, as the court shall deem proper.

Indemnified persons are also entitled to an advance of monies from Venture LLC to enable the indemnified person to defend any action or proceeding brought against the indemnified person arising out of its conduct for and on behalf of Venture LLC, upon the indemnified person's written undertaking to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification under the provisions of Article 9 or otherwise.

Venture Inc. As a Maryland corporation, Venture Inc. is governed by the Maryland General Corporation Law. Under this Law, a corporation may indemnify any director made a party to any proceeding by reason of his or her service in that capacity, unless it is established that the act or omission of the director (i) was material to the matter giving rise to the proceeding, and (ii) was committed in bad faith; or (iii) the result of active and deliberate dishonesty; or (iii) the director actually received an improper personal benefit in money, property or services; or (iv) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Under the Law, if a proceeding is a derivative proceeding, brought by or in the right of the corporation, then indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Maryland law incorporates the standards of director duty based upon the Model Business Corporation Act, and recognizes the business judgment rule, which is a presumption that in making a business decision the directors of a corporation act on an informed basis, in good faith, and in the honest belief that the action taken was in the best interest of the company.

Under Venture Inc.'s Articles of Incorporation, it is provided that, to the maximum extent permitted by Maryland law (but not in violation of any applicable requirement or limitation of the 1940 Act), no director or officer of Venture Inc. shall be liable to Venture Inc. or its shareholders for money damages, and Venture Inc. shall indemnify and advance expenses as provided in Venture Inc.'s bylaws, to all present and past directors, officers, employees and agents of Venture Inc.

Under Venture Inc.'s bylaws, Venture Inc.'s present and past directors, officers, employees and agents ("indemnified persons") are entitled to indemnification by Venture Inc. to the full extent provided by applicable provisions of Maryland law, summarized above, and advances of expenses shall be made to such persons as permitted by the Law. The bylaws also permit the purchase of insurance on behalf of indemnified persons. Coverage under any such insurance may not protect any officer or director against liabilities for willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Certain Tax Aspects of the Liquidation Proposal

The following is a summary of certain U.S. federal income tax consequences of the Liquidation Proposal. This summary is based upon the Internal Revenue Code (the "Code"), existing and proposed Treasury Regulations, rulings of the Internal Revenue Service (the "IRS"), and judicial decisions, which are in effect on date of this proxy statement. No advance rulings have been or will be requested from the IRS regarding any matter discussed in this proxy statement, and there can be no assurance that the IRS will not challenge one or more of the legal conclusions discussed in this summary.

This summary does not discuss all of the U.S. federal income tax matters that may be relevant to Venture Inc., its shareholders, Venture LLC, or its members. This summary also does not consider various tax rules or limitations applicable to shareholders subject to special rules under the Code, including, among others, insurance companies, financial institutions, broker-dealers, foreign shareholders, and (except as specifically indicated) tax-exempt entities. The summary assumes that shareholders have held their Shares in Venture Inc., and will hold their Units in Venture LLC, as capital assets (generally, property held for investment). Finally, this summary does not discuss taxation by foreign jurisdictions or state and local taxing authorities.

Accordingly, shareholders are urged to consult their own tax advisors to determine the federal, state, local and foreign income and other tax consequences of the Liquidation Proposal to them in light of their own particular tax circumstances.

Tax Treatment of the Liquidation Proposal

As long as Venture Inc. is the sole member of Venture LLC, the existence of Venture LLC will be ignored for federal income tax purposes. Venture LLC will be treated as if it were a division or branch of Venture Inc. Therefore, the transfer by Venture Inc. of all of its assets to Venture LLC will have no federal income tax consequences. Venture Inc. will be treated as if it were still the direct owner of all of Venture LLC's assets (even though Venture LLC will actually own all of the assets, and Venture Inc. will only own Units in Venture LLC).

The transfer of Units by Venture Inc. to its shareholders and to the Managers will be treated for tax purposes as if Venture Inc. had transferred its assets to its shareholders and to the Managers. For tax purposes, Venture Inc.'s shareholders will be treated as if they had received a portion of Venture Inc.'s assets, and contributed these assets to Venture LLC in exchange for its Units. The Managers will also be treated as having received a portion of Venture Inc.'s assets in settlement of their incentive fee and having contributed them to Venture LLC in exchange for their Units.

Consequences to Venture Inc.

Upon Venture Inc.'s distribution of Units of Venture LLC to the shareholders and Managers of Venture Inc., Venture Inc. will be treated as if all of its assets had been sold for fair market value. Thus Venture Inc. will have taxable gain equal to the difference between the fair market value of its assets (less any liabilities) and the adjusted tax basis of its assets. When Venture Inc. transfers 20% of Venture LLC's Units to the Managers, Venture Inc. will, however, be entitled to a deduction for the fair market value of the Units transferred to the Managers. In addition, as a regulated investment company (a "RIC"), Venture Inc. is entitled to a "dividends paid" deduction for dividends paid to its shareholders during the taxable year. Distributions made in complete liquidation of a RIC are generally treated as dividends that may be deducted from the RIC's taxable income. Because Venture Inc. will be treated for tax purposes as having distributed all of its assets in complete liquidation, Venture Inc. will have "dividend paid" deductions for the net assets it is deemed to have distributed to its shareholders.

These deductions should offset the taxable gain recognized by Venture Inc. as a result of the deemed sale of Venture Inc.'s assets.

Consequences to Venture Inc.'s Shareholders

Deemed Sale of Shares for Venture Inc.'s Assets. When Venture Inc. distributes Units of Venture LLC to its shareholders, each shareholder will be treated as if the shareholder had exchanged its Shares of Venture Inc. Common Stock for the shareholder's proportional share of Venture Inc.'s assets and liabilities.

Shareholders will recognize gain (or loss) equal to the difference between the tax basis in their Shares and the fair market value of the Units they will receive in exchange for their Shares. Based on Venture Inc.'s preliminary estimate of the fair market value of its assets, shareholders will be treated as receiving approximately $45.50 per Share, which is the book value per Share of Venture Inc. as of June 30, 2002.

This value per Share is only a preliminary estimate. Two factors could cause the amount that the shareholders will be treated as receiving to vary, perhaps significantly, from this preliminary estimate. First, the preliminary estimate reflects values as of June 30, 2002, but the amount of the shareholder's gain or loss will depend on the value of the assets and liabilities of Venture Inc. on the date that Units of Venture LLC are distributed to the shareholders of Venture Inc. Venture Inc. will calculate the value per Share of its assets and liabilities as of this date, and report this value per Share (representing the value of one Unit) to the shareholders by no later than January 31, 2003. Second, most assets held by Venture Inc. are not publicly traded and there are no market quotes available to establish the fair market value of its assets with certainty. Venture Inc. will use the valuation methods it has customarily employed to estimate the value of Venture Inc.'s assets as of the distribution date. See "-Valuation of the Units." But the IRS will not be bound by Venture Inc.'s valuation and could assert that Venture Inc.'s assets had a higher value on the distribution date than the value reported to the shareholders by Venture Inc. As a result, the amount the shareholders are deemed to receive as a result of the distribution of Units, and consequently the tax gain or loss they will recognize on the disposition of their Shares, could vary significantly from the estimate disclosed in this proxy statement.

If a shareholder has held its Shares for at least one year, then any gain the shareholder recognizes on the distribution of the Units will generally be long-term capital gain or loss. Gain on shares held less than a year as of the effective date of the Conversion will likely be short-term capital gain taxed at ordinary income rates. Any loss recognized by a shareholder will likely be a capital loss, which is generally deductible only against capital gains. Individual taxpayers may deduct up to an additional $3,000 per year in capital losses against ordinary income. Unused capital losses may be carried forward to subsequent tax years.

The tax consequences will differ for shareholders who acquired their shares recently, or whose shares are not capital assets, or who are subject to special treatment under the Code. Please consult your own tax advisor to determine the tax consequences to you of a disposition of your Shares.

Deemed Contribution to Venture LLC in Exchange for Units. As described above, the shareholders of Venture Inc. will be treated for tax purposes as if Venture Inc. had distributed a portion of its assets to them, after which the shareholders contributed the assets received from Venture Inc. to Venture LLC in exchange for their Units.

The deemed contribution of a shareholder's allocable portion of Venture Inc.'s assets to Venture LLC will be a tax-free contribution. A shareholder's initial tax basis in its Units will be equal to the fair market value of its share of Venture Inc.'s net assets on the distribution date.

Consequences to Venture LLC

The receipt of Venture Inc.'s assets in exchange for its Units will be a tax-free exchange for Venture LLC. Venture LLC will take the assets with a tax basis equal to the fair market value the assets.

Venture LLC's holding period for the assets will begin on the effective date of the Conversion, so that any assets that Venture LLC disposes of during the first year after the Conversion will not be eligible for long-term capital gain treatment. This will be true even if Venture Inc. has held the assets for more than a year, because Venture Inc.'s ownership will not be considered in determining Venture LLC's holding period.

Because Venture LLC's initial basis in loans acquired from Venture Inc. will be the fair market value of the loans, the basis of a loan may be less than its outstanding principal balance. This may occur, for example, if the creditworthiness of the borrower has declined. Any difference between the fair market value of the loan and its outstanding principal balance (if more than a de minimis amount) will be "market discount" that is treated for tax purposes as additional interest that accrues over the remaining term of the loan. When principal payments are received on a loan with market discount, the accrued market discount must be taken into account as ordinary income. Similarly, if a loan with market discount is sold or disposed of, gain (if any) is treated as ordinary income to the extent of the accrued market discount. Thus, to the extent any of Venture Inc.'s loans have fair market values less than their outstanding principal balance, Venture LLC will have market discount with respect to the loans and will have to treat some principal repayments as ordinary income.

Because Venture LLC will hold loans acquired from Venture Inc. as investments and not assets acquired in the course of a trade or business, its loan portfolio will be classified as "nonbusiness debts" under Section 166 of the Code. If Venture LLC becomes entitled to any bad debt deductions on account of worthless loans, such deductions will be capital losses rather than ordinary losses to noncorporate shareholders.

Ownership of Venture LLC's Units

If the Liquidation Proposal is approved by the shareholders, each shareholder will become a Member of Venture LLC. The following is an overview of the tax consequences of holding Units.

Classification as a Partnership. For U.S. federal income tax purposes, once Venture LLC has two or more members, it will be classified as a partnership. Under Section 7704 of the Code, certain "publicly traded partnerships" are taxed as corporations rather than as partnerships. Treasury Regulations to Section 7704 include several safe harbors to prevent classification as a publicly traded partnership; the managing member intends to manage Venture LLC in a manner that ensures that Venture LLC will comply with the requirements of one or more of these safe harbors. Accordingly, Venture LLC should be taxable as a partnership, and not as a corporation, for U.S. federal income tax purposes.

Pass-Through Taxation. As a partnership, Venture LLC will not itself be subject to U.S. federal income tax. Rather, the members will be treated as though their share of Venture's LLC's net income and net loss were realized directly by them. Venture LLC's net income and net loss (and its specific items of income, gain, loss, deduction and credit) will be allocated among the members in accordance with the terms of the Operating Agreement, and the members will be required to include their share of income, gain, and loss on their own federal tax returns.

Members must include their allocable share of Venture LLC's income in their separate tax returns regardless of whether Venture LLC distributes cash or securities to the members during the year. Although the managing member intends to make distributions each year sufficient for the members to pay income taxes attributable to their share of Venture LLC's income, there is no guarantee that distributions will be sufficient for this purpose. A member's income tax liability with respect to its allocable share of Venture LLC's income in a particular taxable year could exceed Venture LLC's distributions of cash or securities to such member for the year.

A member's initial basis in its Units will be increased by allocations of income and gain to the member, and decreased by allocations of deduction and loss. Distributions of cash or property will also decrease a member's basis in its Units.

Distributions. Distributions of cash or securities from Venture LLC to a member (as opposed to allocations of taxable income or gain) generally will not be subject to tax, but will reduce the member's tax basis in its Units. If distributions exceed the member's basis, the member will be required to recognize such excess as gain.

Limitations on Deductions. A member's share of Venture LLC's losses and expenses may not be fully deductible for federal income tax purposes because the Code contains several limitations that may apply to members of Venture LLC. The following paragraphs discuss several of the limits that may apply to a member's allocable share of Venture LLC's expenses and losses. One or more of these limitations may be applicable to a member depending upon its particular circumstances.

(i) Trade or business status and limits on miscellaneous itemized deductions.

Because the purpose of Venture LLC is limited to managing and liquidating its investments, Venture LLC will not be engaged in a trade or business for federal income tax purposes. Therefore, its noncapital expenses will not be deductible as business expenses, but rather will be investment expenses deductible under Section 212 of the Code. Such expenses are "miscellaneous itemized deductions."

Individual taxpayers may only deduct miscellaneous itemized deductions to the extent that their total miscellaneous itemized deductions exceed 2% of their adjusted gross income. Moreover, for individuals with adjusted gross incomes above a certain threshold, miscellaneous itemized deductions are further reduced by the lesser of 80% of the otherwise allowable miscellaneous deductions and 3% of the amount by which adjusted gross income exceeds the threshold. Finally, miscellaneous itemized deductions are not allowed for alternative minimum tax purposes.

(ii) No deductions in excess of basis.

Venture LLC's losses and expenses allocable to a member that are in excess of the member's tax basis in its Units are not currently deductible under Section 704(d) of the Code, but are carried forward and, subject to this rule, treated as a loss in each subsequent year.

(iii) Other limits on deductions.

Other provisions of the Code limit the deduction of losses and expenses connected with investments. For example, individuals and certain closely-held corporations may deduct losses only to the extent they are at risk for the activity generating the losses under Section 465 of the Code. In addition, the deduction of capital losses in general is limited by Section 1211 of the Code. This proxy statement does not describe all the limitations on deductions that apply generally to investments under the Code, and shareholders should consult their own tax advisors with respect to such questions.

Tax-Exempt Members

Certain of the members ("Tax-Exempt Members") are exempt from federal income tax under Section 501(a) of the Code. Such entities, however, are subject to tax on their unrelated business taxable income ("UBTI").

UBTI is generally defined in Section 512(a) to mean income derived from an unrelated trade or business regularly carried on by the exempt organization. Because Venture LLC will not be engaged in a trade or business for federal income tax purposes, the income and distributions derived by Tax-Exempt Members from their Units will not be considered UBTI, provided the Units are not debt-financed property.

Section 514 of the Code provides that a percentage of income derived from debt-financed property is considered UBTI. The assets of Venture Inc. are currently unencumbered by indebtedness, and Venture LLC does not intend to borrow money or issue any debt for the purpose of acquiring additional investments, and will not incur any debt unless the managing member determines, in its reasonable judgment, based upon the advice of counsel, that such financing would not cause its assets to be debt-financed property.

Sale of Units

A member subject to U.S. income taxation generally will be required to recognize gain or loss on a sale or exchange of its Units measured by the difference between the amount realized on the sale or exchange and the member's adjusted tax basis in the Units sold. The gain or loss recognized by a member on a sale or exchange of Units generally will be taxable as capital gain or loss, except that the gain will be ordinary income to the extent attributable to the member's allocable share of certain ordinary income assets of Venture LLC (such as accrued interest or market discount) on a look-through basis.

Tax Information and Audits

Venture LLC will file an annual information income tax return with the IRS. Venture LLC will provide members with Schedules K-1 setting forth the U.S. federal income tax information necessary for them to file their individual tax returns. Thus, as a practical matter, a member will not be able to complete and file its U.S. income tax return for any year until receipt of a Schedule K-1 from Venture LLC for that year.

________________________

The above discussion of certain tax aspects does not attempt to comment on all tax matters that may affect Venture Inc., its shareholders, Venture LLC, or its members, as a result of the liquidation proposal. The discussion also does not consider various tax rules or limitations applicable to particular shareholders subject to special rules, including, among others, tax exempt entities, insurance companies, financial institutions or broker-dealers, foreign shareholders and shareholders who do not own their shares as capital assets. You should consult your own tax advisers with respect to the tax consequences of the liquidation proposal to you, particularly with respect to the application and effect of tax laws of any state or other jurisdiction in which you are subject to tax and the effect of tax laws other than income tax laws.

Valuation of the Units

Determining the fair market value of the Units to be exchanged for the Shares if the Liquidation Proposal is approved by the shareholders of Venture Inc. is necessary in order to determine the gain or loss to be recognized by the shareholders of Venture Inc. and the Managers upon the Conversion of Venture Inc. into Venture LLC. The fair market value of the Units thus determined has no effect on the allocation of the Units between the shareholders of Venture Inc. and the Managers: under the existing Management Agreement between Venture Inc. and the Managers, the Managers are entitled to 20% of the Units of Venture LLC and the shareholders of Venture Inc. are entitled to 80% of the Units of Venture LLC, regardless of the fair market value of the Units to be exchanged for the Shares in the Conversion. See "The Liquidation Proposal - Would Venture LLC's Ownership Differ Substantially From That Of Venture Inc.?"

In determining the fair market value of the Units to be exchanged for the Shares in the Conversion, management of Venture Inc. will base its determination upon the book value of the assets of Venture Inc., net of its liabilities, as of the effective date of the Conversion, as determined for financial reporting purposes. The policies that Venture Inc. has historically followed in valuing its assets for financial reporting purposes and that Venture Inc. will follow in determining the value of the assets of Venture Inc. for purposes of the Conversion are summarized below.

Venture Inc. values its investments in loans at their original purchase price, less amortization of principal, unless, pursuant to procedures established by Venture Inc.'s Board of Directors, Venture Inc.'s Managers determine that amortized cost does not represent fair value.

Substantially all of Venture Inc.'s investment securities are warrants and stock. Most of these securities are restricted and cannot be sold publicly without prior agreement with the issuer to register the securities under the Securities Act or by selling the securities under the SEC's Rule 144, which permits limited sales under specified conditions. Warrants on equity securities with a readily ascertainable market value are assigned a fair value based on the difference, if any, between the exercise price of the warrant and the market value of the equity securities for which the warrant may be exercised, adjusted for illiquidity. Warrants on equity securities that do not have a readily ascertainable market value are assigned a fair value based upon the cost of the warrants to Venture Inc.

Restricted equity securities for which a public market exists are valued at a discount with reference to the market price for unrestricted equity securities of the same issuer. The discount for these equity securities takes into consideration the following factors: the nature of the market in which the securities are traded, the existence and terms of any registration rights, the proportion of the issuer's securities held by Venture Inc., and other factors that may affect their fair value. As the restriction period and other restrictive factors decrease, the discount applied to the securities also decreases. Restricted equity securities for which a public market does not exist are valued at cost, which equals the price paid for the equity securities upon exercise of the warrants applicable thereto plus the cost of the warrant, described above, unless, pursuant to procedures established by Venture Inc.'s Board of Directors, Venture Inc.'s Managers determine that cost, so determined, does not represent fair value of the restricted equity securities.

Transfer Agent

Boston EquiServ L.P. serves as transfer agent for Venture Inc. Assuming the Liquidation Proposal and the other proposals presented herein are approved by the shareholders, then the managing member will maintain the books and records of Venture LLC with respect to the issuance and transfer of the outstanding Units of Venture LLC.

Vote Required

Adoption of the Plan of Liquidation of Venture Inc. requires the approval of the holders of a majority of the outstanding Shares of Venture Inc.

THE BDC TERMINATION PROPOSAL

What does the BDC Termination Proposal mean for me?

If the BDC Termination Proposal is approved, then Venture Inc. will revoke its election as a BDC under the 1940 Act and will no longer be subject to regulation as a BDC. Venture LLC will not register as a BDC under the 1940 Act, and therefore will not have a board of directors of which a majority are comprised of disinterested individuals and will not need to secure annual audits of its financial statements by independent auditors. The cost savings from not maintaining an independent board of directors and not auditing its annual financial statements should increase the cash available for distribution to the members of Venture LLC.

Why are we doing this?

Given our small asset size, we believe that the benefits we realize by the expenditures for disinterested directors and audited financial statements are outweighed by the costs. As Venture LLC will exist solely for the purpose of an orderly liquidation of its assets and will not make any new investments, the protection afforded by the BDC regulatory requirements appear to the Board of Directors to be less important to our shareholders than maximizing their distributions from our remaining loan and securities portfolio.

How would the BDC Termination work?

Immediately after the effectiveness of the Conversion, Venture Inc. would file a notice with the SEC revoking its election of BDC status under the 1940 Act.

De-Registration as an Exchange Act Company.

Concurrently with Venture Inc.'s revocation of its election as a BDC under the 1940 Act, Venture Inc. will de-register as a reporting company under the Exchange Act. From and after the date of such de-registration, Venture Inc. will no longer be obligated to file periodic reports under the Exchange Act, will no longer be subject to the proxy rules promulgated by the SEC under the Exchange Act in the conduct of shareholder meetings or the solicitation of shareholder consents (other than certain antifraud rules), and the officers and controlling persons of Venture Inc. will not be subject to the insider reporting and short-swing profit recovery provisions of Section 16 of the Exchange Act. Because of the limited number of its members (less than 100), Venture LLC will not be required to register under the Exchange Act, and therefore will not be subject to any of the foregoing reporting or short-swing profit recovery provisions of the Exchange Act. Venture LLC will, however, provide its members with annual unaudited financial statements and, in the discretion of the managing member (after consultation with the Advisory Board), quarterly unaudited financial statements, and will provide tax information to its members to enable them to report their share of the income, gain, or loss of Venture LLC.

How will Venture LLC be different if it is not a BDC?

The management of Venture LLC will not be supervised by a board of directors composed of a majority of disinterested directors. Additionally, Venture LLC's financial statements will not be required to be subject to an annual independent audit. This independent oversight will no longer be in place for Venture LLC. Because Venture LLC will not be a BDC, it will not be subject to restrictions on the type of investments it can make. However, since the only activity to be undertaken by Venture LLC will be the liquidation of the assets contributed to it by Venture Inc., the absence of such restrictions on investments is not relevant to Venture LLC.

Regulatory Considerations. If Venture LLC is not governed as a BDC under the 1940 Act, then the regulatory constraints that apply to the activities of Venture Inc., but that will not apply to the business of Venture LLC, include:

    Restrictions on the types of investments Venture LLC may make;

    Restrictions on Venture LLC's ability to issue shares at a price below net asset value or to issue senior securities;

    Restrictions on Venture LLC's ability to enter into transactions with affiliates;

    The requirement that a majority of Venture LLC's board of directors be comprised of disinterested directors, and requirements that the disinterested directors review and approve various policies and transactions;

    The requirement that the disinterested directors annually approve the continuation of Venture LLC's management agreement with the Managers; and

    Requirements that certain transactions, including the termination of a BDC's status as a BDC and changes to fundamental investment policies, be approved by the BDC's shareholders.

Management believes that, at this late stage in Venture Inc.'s life, the benefit to investors of these regulatory protections is outweighed by the cost of complying with the requirements of the 1940 Act. Venture LLC's Operating Agreement limits its activities to those required to effect an orderly liquidation of its assets. The Board of Directors of Venture Inc. believes that the Operating Agreement effectively limits the scope of Venture LLC's activities so as to diminish the continued importance of the regulatory protections of the 1940 Act.

Venture Inc. has liquidated a significant portion of its assets and, as of June 30, 2002, had the following assets:

As of June 30, 2002 (unaudited) (millions)
Loans, at estimated fair value	$ 0.6
Warrants and Equity Securities, at estimated fair value	1.6
Cash and other assets	0.6
Total Assets:	$ 2.8

As a BDC, Venture Inc. must meet a number of regulatory requirements, many of which entail expense for Venture Inc. For example, Venture Inc. must have a board of directors that includes a majority of independent directors, whose fees and expenses are paid by Venture Inc. and amounted to approximately $54,000 for the twelve months ended June 30, 2002. Venture Inc. is also required to file periodic reports with the SEC that include audited financial statements and its quarterly financial statements are subject to limited reviews by its auditors. For the twelve months ended June 30, 2002, Venture Inc. incurred approximately $36,000 in audit and review expenses. These two expenses (maintaining an independent board and auditing expenses) totaled approximately $90,000 for fiscal 2002, representing over 50% of Venture Inc.'s operating expenses ($173,000, other than management fees) for the fiscal year.

Management believes that, given Venture Inc.'s small current size, to continue to incur these expenses, and to devote management time to meeting Venture Inc.'s regulatory obligations under the 1940 Act, is unwarranted. If the shareholders of Venture Inc. approve the proposed reorganization, we will cease to bear the expenses of an independent board of directors. However, Venture LLC will have an Advisory Board, to initially consist of three disinterested members of the Board of Directors of Venture Inc., and management estimates that the cost of maintaining the Advisory Board will be $15,000 per year.

Recommendation

The Board of Directors of Venture Inc. unanimously recommends that you vote FOR approval of the BDC Termination Proposal.

Vote Required

Adoption of the proposal to revoke Venture Inc.'s election as a BDC under the 1940 Act requires the approval of the holders of a majority of the outstanding Shares of Venture Inc.

THE MANAGEMENT AGREEMENT PROPOSAL

What does the Management Agreement Proposal mean for me?

Westech will continue to serve as investment manager, and Siguler Guff will continue to serve as fund manager, of Venture LLC. There will be no change in the management fee paid to them, which would remain at 2.5% of the total assets of Venture LLC. Because, as part of the Liquidation Proposal, the Managers will receive, in liquidation of Venture Inc., 20% of the outstanding Units of Venture LLC in satisfaction of the incentive fee payable to them under the existing Management Agreement, no incentive fee shall be payable to the Managers under the new Management Agreement.

As a result of the Conversion, the shareholders of Venture Inc. would, as a result, own 80% of the equity of Venture LLC whereas they own 100% of the equity in Venture Inc. Economically, however, because the Managers are entitled to 20% of all distributions made by Venture Inc. under the existing Management Agreement, distributing to the Managers 20% of the Units in Venture LLC should not affect the amount of distributions that will be allocated to the (former) shareholders of Venture Inc. by Venture LLC.

Why are we doing this?

Because of the Conversion a new entity will own the assets currently owned by Venture Inc. A new management agreement between the new entity -Venture LLC -and the Managers is therefore appropriate. In addition, because of the change in the form of compensation from an incentive fee structure to equity ownership, as well as changes to how the new Management Agreement can be terminated, we are asking for your approval of the new Management Agreement.

The Existing Management Agreement

The existing Management Agreement between Venture Inc. and the Managers is dated as of December 22, 1995, and was approved by Venture Inc.'s shareholders at a meeting held on September 26, 1995. It was last renewed by the Board of Directors of Venture Inc. (including by the disinterested members of the Board) for a 12-month term on November 14, 2001. The existing Management Agreement has not been amended since its initial approval by the shareholders in 1995.

Under the existing Management Agreement, Westech serves as investment manager and Siguler Guff as fund manager of Venture Inc. While each of the Managers has the authority to act for Venture Inc. pursuant to the terms of the existing Management Agreement, Westech exercises primary responsibility for the origination and servicing of Venture Inc.'s loans and securities portfolio. The services rendered by the Managers to Venture Inc. are not required to be exclusive; the existing Management Agreement does not limit or restrict the Managers or their directors, officers, or employees from engaging in other businesses, whether of a similar or dissimilar nature to the business of Venture Inc.

Under the existing Management Agreement, Venture Inc. is responsible for paying all expenses incurred by Venture Inc. in the conduct of its business, and to reimburse the Managers for any expenses incurred by them in the conduct of Venture Inc.'s business. The Managers, however, are responsible for bearing certain internal expenses, including the costs of office space, equipment, and related overhead incurred in the conduct of Venture Inc.'s business, and the cost of providing Venture Inc. with such corporate, administrative, and clerical personnel (including officers and directors of Venture Inc. who are interested persons of the Managers and are acting in their respective capacities as officers and directors) as the Board of Directors of Venture Inc. reasonably deems necessary or advisable to perform the services required to be performed by the Managers to Venture Inc. under the existing Management Agreement.

In addition to the payment of an incentive fee, described below, under the existing Management Agreement, Venture Inc. pays the Managers a management fee, computed and paid quarterly, at an annual rate of 2.5% of the amount of Venture Inc.'s total assets, payable as of the last day of each fiscal quarter. The Managers are also entitled to a "post-termination fee" if the existing Management Agreement is terminated by Venture Inc. for any reason prior to the dissolution of Venture Inc. and the final distribution of its assets, determined by a formula, which is designed to provide the Managers with a termination fee equivalent to the incentive fee they otherwise would earn from the assets of Venture Inc. existing as of the date of termination. Payment of the post-termination fee is subject to compliance with all applicable provisions of the 1940 Act and the Investment Advisors Act of 1940.

Under the existing Management Agreement, the Managers are not liable for any error of judgment or mistake of law or for any loss suffered by Venture Inc. in connection with the performance by the Managers of their services under the existing Management Agreement, except for losses resulting from their willful misfeasance, bad faith, or gross negligence, or from reckless disregard by them of their obligations and duties under the existing Management Agreement.

For Venture Inc.'s fiscal year ended June 30, 2002, it paid the following compensation to the Managers for services rendered by them to Venture Inc.:

Year Ended June 30, 2002

Management Fee	$0.2 million
Incentive Fee	$2.1 million

The names, addresses and principal occupations of the principal executive officers and directors of the Managers, as of June 30, 2002, are as follows:

Name and Address	Principal Occupation; Position with Venture Inc.
Ronald W. Swenson Westech Investment Advisors, Inc. 2010 N. First Street, Suite 310 San Jose, California 95131	Executive Officer and Director of Westech; Chairman of the Board and Chief Executive Officer of Venture Inc.
Salvador O. Gutierrez Westech Investment Advisors, Inc. 2010 N. First Street, Suite 310 San Jose, California 95131	Executive Officer and Director of Westech; President and Director of Venture Inc.
Brian R. Best Westech Investment Advisors, Inc. 2010 N. First Street, Suite 310 San Jose, CA 95131	Executive Officer of Westech; Vice President, Chief Financial Officer, and Secretary of Venture Inc.
George W. Siguler Siguler Guff Advisers, L.L.P. Rockefeller Center 630 Fifth Street, 16th Floor New York, New York 10111	Managing Director, Siguler Guff; Executive Vice President and Advisory Director of Venture Inc.
Drew J. Guff Siguler Guff Advisers, L.L.P. Rockefeller Center 630 Fifth Street, 16th Floor New York, New York 10111	Managing Director, Siguler Guff
Donald P. Spencer Siguler Guff Advisers, L.L.P. Rockefeller Center 630 Fifth Street, 16th Floor New York, New York 10111	Managing Director, Siguler Guff; Vice President and Assistant Secretary, Venture Inc.

Messrs. Swenson and Gutierrez each own 50% of the outstanding voting securities of Westech. Siguler Guff is beneficially owned, through holding companies, as follows: 45% by Mr. Siguler, 45% by Mr. Guff, and 10% by Mr. Spencer. A portion of the holdings of Messrs. Siguler, Guff, and Spencer are held in trust for their minor children.

The Managers provide services comparable to those provided to Venture Inc. to two other venture lending funds organized by the Managers, operating as business development companies under the 1940 Act --Venture Lending & Leasing II, Inc. ("Fund II") and Venture Lending & Leasing III, Inc. ("Fund III"). Each of Funds II and III pay to the Managers a management fee of 2.5% of their total assets; Fund II pays an incentive fee on terms comparable to the incentive fee payable by Venture Inc. to the Managers; and in Fund III the Managers have a membership interest entitling them, after the non-managing members of Fund III receive returns comparable to those that apply to the incentive fee payable by Venture Inc. to the Managers, to 20% of the income and distributions made by Fund III to its members.

At June 30, 2001 (the latest date for which audited figures are available), Fund II had total assets of approximately $204 million, and, as of December 31, 2001 (Fund III's year-end), Fund III had total assets of approximately $240 million.

Fund II entered into a management agreement with the Managers in September 1997, and Fund III entered into a management agreement with the Managers in May 2000. Since entering into the management agreements with Funds II and III, the Managers have not waived, reduced, or otherwise agreed to reduce their compensation under the management agreements.

What is the effect of the changes to the existing Management Agreement?

The existing Management Agreement provides the Managers with a right to receive 20% of all distributions to shareholders once shareholders have received distributions equal to the cost basis of their shares plus an 8% preferred return. As the shareholders of Venture Inc. received such level of distributions in September of 1999, the Managers have been receiving 20% of all amounts Venture Inc. distributed since that date. If the Liquidation Proposal is approved, then the Managers will continue to receive 20% of distributions, but it will be by virtue of owning 20% of the outstanding Units of Venture LLC rather than as an incentive fee under the existing Management Agreement.

The existing Management Agreement does not define the term "distribution." If Venture Inc. continued in business and liquidated its remaining assets, the Managers would be entitled to 20% of all distributions made by Venture Inc. to its shareholders from the liquidation of its remaining assets. Pursuant to the Liquidation Proposal, the Managers would receive 20% of the outstanding Units of Venture LLC and, by such ownership, be entitled to 20% of all distributions made by Venture LLC from the liquidation of Venture Inc.'s assets. Accordingly, the Managers believe that the allocation of 20% of Venture LLC's Units to the Managers, as part of the Liquidation Proposal, is fully consistent with the provisions of the existing Management Agreement providing the payment of the incentive fee to the Managers.

Term of New Management Agreement

The term of the new Management Agreement shall continue until the complete liquidation of the assets of Venture LLC; provided, however, that the agreement can be terminated for "cause," by vote or consent of the holders of at least two-thirds of the outstanding Units of Venture LLC (excluding those Units held by the Managers and their affiliates). "Cause" is defined in the new Management Agreement to mean a Manager's willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or the reckless disregard by it of its duties and obligations under the new Management Agreement.

The existing Management Agreement can be terminated by Venture Inc. for any or no reason on 60 days' notice, by vote of the Board of Directors of Venture Inc. or by a vote of the holders of a majority of the outstanding Shares of Venture Inc. Upon any such termination, the Managers are entitled to the payment of a "post-termination fee," as described above under "The Existing Management Agreement."

Other Terms of New Management Agreement

Following the Conversion, Venture LLC will enter into the new Management Agreement with the Managers, pursuant to which Westech Advisors will serve as Venture LLC's investment manager and Siguler Guff Advisers will serve as Venture LLC's fund manager. Under the new Management Agreement, Venture LLC will pay the Managers a fee (the "Management Fee"), computed and paid quarterly, at an annual rate of 2.5% of Venture LLC's total assets as of the last day of each fiscal quarter thereafter. The Management Fee is identical to the management fee that Venture Inc. pays the Managers under Venture Inc.'s existing Management Agreement, described above. Under the new Management Agreement, Westech will continue to have primary responsibility for the management and sale of the assets of Venture LLC. The cash and securities of Venture LLC will be maintained, under the supervision of the Managers, in the custody of one or more third-party custodians, for the sole and exclusive benefit of Venture LLC. As with the existing Management Agreement, under the new Management Agreement, the Managers are not required to devote their exclusive time and attention to Venture LLC, but may perform similar services to other funds that have been and may be organized by the Managers and their affiliates to engage in business comparable to that of Venture LLC.

As with the existing Management Agreement, under the new Management Agreement, Venture LLC is to bear all costs and expenses incurred by the Managers in the conduct of the business of Venture LLC, other than certain overhead expenses incurred by the Managers in rendering their services to Venture LLC, which shall be borne solely by the Managers. Under both the existing and new Management Agreement, the Managers are not liable for any error of judgment or mistake of law or for any loss suffered by Venture LLC, except for losses resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties, or from reckless disregard by them of their obligations and duties under the new Management Agreement.

The new Management Agreement may not be amended other than by consent of the parties thereto: adoption of any amendment by Venture LLC will require the approval of the holders of a majority of the outstanding Units of Venture LLC.

There follows a tabular description of the material differences between the existing and new Management Agreements:

EXISTING MANAGEMENT AGREEMENT	NEW MANAGEMENT AGREEMENT

The Managers are entitled to receive an incentive fee, equal to 20% of all distributions made by Venture Inc. after shareholders have received distributions equal to their cost basis plus an 8% preferred return. Because Venture Inc. met this distribution hurdle in September of 1999, the Managers are in essence entitled to 20% of all amounts that Venture Inc. distributes for the remainder of its existence.

The new Management Agreement does not provide for an incentive fee. Instead, the Managers will receive Units in Venture LLC in the Conversion equal to 20% of the Units of Venture LLC outstanding after the Conversion. See "The Liquidation Proposal -Capital Structure."

The continuation of the existing Management Agreement must be approved at least annually (i) by a vote of a majority of those directors of Venture Inc. who are not parties to the existing Management Agreement or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding Shares of Venture Inc. In addition, the existing Management Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding Shares of Venture Inc. on sixty days' written notice to the Managers, and will automatically terminate in the event of its assignment.

The new Management Agreement will be terminable only for cause, by a vote of at least two-thirds in interest of Venture LLC's members, excluding Units held by the Managers or their affiliates. "Cause" is defined as willful misfeasance, bad faith, or gross negligence, or reckless disregard by the Managers in the performance of their obligations and duties under the new Management Agreement.

The form of the new Management Agreement is included with this proxy statement as Appendix C. The foregoing summaries of the terms of the new Management Agreement are qualified in their entirety by reference to the complete form of new Management Agreement.

Recommendation

The Board of Directors of Venture Inc. unanimously recommends that you vote FOR the Management Agreement Proposal.

Vote Required

Adoption of the proposal to approve the new Management Agreement requires the approval of the holders of a majority of the outstanding Shares of Venture Inc.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

As of June 30, 2002, there were 48,318.58 Shares of Common Stock of Venture Inc., $0.001 par value, issued and outstanding.

No director or executive officer of Venture Inc. owns in excess of 1% of the Shares of Venture Inc. outstanding. Westech, all the stock of which is owned by Ronald W. Swenson and Salvador O. Gutierrez, executive officers and directors of Venture Inc., owned 51.821 Shares of Venture Inc. as of June 30, 2002. Roger V. Smith, a director of Venture Inc., owned 51.821 Shares as of said date through a retirement account and 103.644 Shares personally. J. Michael Egan, a director of Venture Inc., owned 103.64 Shares. George W. Siguler, an executive officer and Advisory Director of Venture Inc., owned 155.464 Shares through a retirement account and 51.821 Shares jointly with his wife. Trusts for the benefit of Mr. Siguler's minor children held 103.646 Shares in the aggregate. Donald P. Spencer, an executive officer of Venture Inc., owned 10.363 Shares jointly with his wife.

The following table sets forth certain information with respect to the beneficial ownership of Venture Inc.'s Shares as of June 30, 2002, by each person who we know beneficially owns more than 5% of our Shares:

Name and Address of Shareholder*	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Outstanding
Carpenter Company Profit Sharing Plan	2,591.095	5.36%
Orix USA	3,627.532	7.51%
Northern Trust, as Custodian for San Antonio Fire and Police Pension Plan	5,182.189	10.72%
University of Notre Dame	5,182.189	10.72%
University of Richmond	5,182,189	10.72%
MBTA Retirement Fund	3,109.314	6.43%
Constellation Investment	4,728.116	9.79%
Leland Stanford University	10,364.379	21.45%

* Each of the shareholders listed in this table may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, California 95131.

SUBMISSION OF SHAREHOLDER PROPOSALS

If the proposals described herein are approved by the shareholders at the meeting, then annual meetings of members will no longer be held, and Venture LLC will not be subject to the rules of the SEC governing the conduct of shareholder meetings or the solicitation of shareholder consents (other than certain antifraud rules), including the SEC's Rule 14a-8 governing shareholder proposals.

If the proposals described herein are not approved by the shareholders at the meeting, then shareholders wishing to submit proposals for inclusion in a proxy statement for Venture Inc.'s 2003 annual meeting of shareholders should send their written proposals to the Secretary of Venture Inc. at 2010 North First Street, Suite 310, San Jose, California 95131. To be included in the proxy statement for the 2003 annual meeting of shareholders, proposals should be received prior to July 31, 2003.

FURTHER INFORMATION

Questions concerning this proxy statement should be directed to Brian R. Best, Vice President, Chief Financial Officer, and Secretary of Westech, at (408) 436-8577, extension 16, or by email to brianb@westerntech.com.

Venture Inc. does not intend to present any other business at the meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matter is properly brought before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

By Order of the Board of Directors,

Ronald W. Swenson

Chairman of the Board and Chief

Executive Officer

San Jose, California

August 30, 2002

Appendix A

Venture Lending & Leasing, Inc.

Plan of Liquidation

(Adopted By Board of Directors

On May 15, 2002)

VENTURE LENDING & LEASING, INC.

PLAN OF LIQUIDATION

THIS PLAN OF LIQUIDATION (the "Plan"), sets forth the terms of the conversion of VENTURE LENDING & LEASING, INC., a Maryland corporation ("Venture Inc.") into VLLI HOLDINGS LLC, a California limited liability company ("Venture LLC") and the dissolution of Venture Inc.

    The Board of Directors of Venture Inc. (the "Board of Directors") has adopted this Plan and called a special meeting (the "Meeting") of Venture Inc.'s shareholders (the "Shareholders") to take action on the Plan. In adopting the Plan, the Board of Directors has determined that the Plan is advisable and in the best interests of the Shareholders of Venture Inc. If Shareholders holding a majority of Venture Inc.'s outstanding Common Stock, par value $0.001 per share (the "Common Stock"), vote for the adoption of this Plan at the Meeting, at which a quorum of the holders of at least a majority of the issued and outstanding shares of the Common Stock is present, in person or by proxy, then the Plan shall constitute the adopted Plan of Venture Inc. as of the date of the Meeting, or at such later date at which the Shareholders may approve the Plan if the Meeting is adjourned, postponed, or continued to a later date (the "Adoption Date"); provided, however, that the Plan shall not be effective unless the Shareholders, at the Meeting (or at any adjournment, postponement, or continuation thereof), take the following additional actions:

    (a) Approve the termination of the status of Venture Inc. as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"), immediately after the effectiveness of the conversion; and

    (b) Approve a Management Agreement by and between Venture LLC and Westech Investment Advisors, Inc. ("Westech") and Siguler Guff Advisers, L.L.C. ("Siguler Guff") in the form of Annex A hereto.

    After the Adoption Date, Venture Inc. shall not engage in any business activity except to the extent necessary to implement this Plan, to wind-up its business and affairs, and to distribute its assets in accordance with this Plan.

    From and after the Adoption Date, Venture Inc. shall complete the following corporate actions:

i Provide notice to its creditors and to its employees pursuant to the provisions of Section 3-404 of the Maryland General Corporation Law ("MGCL") that the dissolution of Venture Inc. has been approved by its Shareholders.

    Transfer all of its assets to Venture LLC in exchange for Venture LLC's issuance of that number of units of membership interest ("Units") to Venture Inc. as called for by paragraph (iii) below; provided, however, that Venture Inc. shall retain all rights associated with its licenses and registrations, including the rights associated with its status as a business development company under the 1940 Act, its status as a registrant under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and its status as a finance lender under the California Finance Lenders Law (the "Lender's Law"). The date that Venture Inc. transfers its assets to Venture LLC in exchange for the Units of Venture LLC shall be the "Effective Date" of the "Conversion" of Venture Inc. into Venture LLC for all purposes of this Plan.

        Distribute to its Shareholders one Unit for each outstanding share of Common Stock of Venture Inc. held by its Shareholders and a fractional Unit for each outstanding fractional share of Common Stock held by its Shareholders, and, in final payment of the incentive fee payable to Westech and to Siguler Guff under that certain Management Agreement by and between Venture Inc. and Westech and Siguler Guff, dated as of December 22, 1995, a number of Units such that, immediately after the distribution of Units by Venture Inc. hereunder, Westech and Siguler Guff shall own, in the aggregate, 20% of the outstanding Units of Venture LLC. The number of Units to be issued to Westech and Siguler Guff, as between Westech and Siguler Guff, shall be as determined by agreement between Westech and Siguler Guff. The distribution of Units to the Shareholders of Venture Inc. and to Westech and Siguler Guff under the provisions of this paragraph (iii) is referred to hereinafter as the "Final Distribution." Subject to compliance by the Shareholders with the provisions of paragraph 6 hereof, Venture Inc. shall make the Final Distribution as soon as practicable after the Effective Date.

        Prepare and file its Articles of Dissolution substantially in the form of Annex B hereto with the Department pursuant to the provisions of Section 3-407 of the MGCL.

  As of the Effective Date of the Conversion, each of the Shareholders of Venture Inc. shall be deemed to have adopted, and to have agreed to be bound by, the Operating Agreement of Venture LLC in the form of Annex C hereto.

  The implementation of this Plan shall be supervised by the Board of Directors of Venture Inc., which shall have all right, power, and authority (i) to implement this Plan, (ii) to delegate to one or more officers of Venture Inc. the right, power, and authority to implement this Plan, and (iii) to conduct the winding up and dissolution of Venture Inc. under Sections 3-401 through 3-419 of the MGCL. Without limiting the generality of the foregoing, promptly after the Effective Date, Venture Inc. shall withdraw its election to be treated as a business development company under the 1940 Act, de-register as an Exchange Act reporting company pursuant to Section 12(g)(4) of the Exchange Act, and withdraw its license as a finance lender under the Lenders Law.

  The Final Distribution to the Shareholders of Venture Inc. pursuant to Section 3 hereof shall be in complete redemption and cancellation of all outstanding shares of Common Stock of Venture Inc.. As of the Effective Date of the Conversion, each of the Shareholders of Venture Inc. shall have the right to receive the number of Units allocable to such Shareholder pursuant to the provisions of paragraph 3(iii) hereof, subject only to compliance with the provisions of this paragraph 6. As a condition to the receipt of the Final Distribution to the Shareholders, the Board of Directors, in its absolute discretion, may require the Shareholders to (a) surrender their certificates, if any, evidencing the Common Stock to Venture Inc. for cancellation, or (b) furnish to Venture Inc. evidence satisfactory to the Board of Directors of the loss, theft, or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors. Venture Inc. will instruct its transfer agent, Boston EquiServe, L.P., to finally close its stock transfer books and discontinue recording transfers of Common Stock as of the Adoption Date, and thereafter Venture Inc.'s Common Stock will not be assignable or transferable on the books of Venture Inc., except by will, intestate succession, or by operation of law.

  If the Final Distribution to a Shareholder cannot be made, whether because the Shareholder cannot be located, has not surrendered his or her certificates evidencing the Common Stock, as may be required hereunder, or for any other reason, the Final Distribution to which Shareholder is entitled shall be transferred to the official of such state or other organization authorized by applicable law to receive the proceeds of such Final Distribution. The proceeds of such Final Distribution shall thereafter be held solely for the benefit of and for the ultimate distribution to such Shareholder, as the sole equitable owner thereof, and shall be treated as abandoned property in escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of Venture Inc. The holder of any Units transferred in escheat pursuant to the provisions of this paragraph 7 (unless and until the Shareholder of Venture Inc. to whom such Units are properly allocable is located) shall be deemed, for all purposes of the Operating Agreement of Venture LLC, an Economic Interest Holder with respect to such Units.

  Venture Inc. hereby appoints Venture LLC as its disbursement agent to pay, from the cash contributed by Venture Inc. to Venture LLC pursuant to the provisions of paragraph 3(ii) hereof, the expenses of Venture Inc. not paid by Venture Inc. as of the Effective Date. Venture LLC shall have no responsibility, as disbursement agent hereunder, or otherwise, to pay any expenses or liabilities of Venture Inc., whether known or unknown, fixed or contingent, existing as of the Effective Date (or discovered thereafter and applicable to periods on or prior to the Effective Date) to the extent that such expenses or liabilities exceed the amount of the cash contributed by Venture Inc. to Venture LLC pursuant to the provisions of paragraph 3(ii) hereof.

  Notwithstanding the approval of this Plan and the transactions contemplated hereby by the Shareholders, the Board of Directors may modify or amend this Plan without further action by the Shareholders to the extent permitted by the MGCL.

  The Board of Directors is hereby authorized, without further action by the Shareholders, to do and perform any and all acts, and to make, execute, deliver, and adopt any and all agreements, resolutions, conveyances, certificates, and other documents of every kind which are deemed necessary, appropriate, or desirable, in the good faith discretion of the Board of Directors, to implement this Plan and the transactions contemplated thereby, including, without limitation, all filings or acts required by any law or regulation to wind up Venture Inc.'s business under the MGCL or other applicable law. Venture Inc., effective the date it files its Articles of Dissolution with the Department pursuant to the provisions of Section 3-407 of the MGCL, hereby irrevocably constitutes and appoints Venture LLC its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead, to execute, acknowledge, deliver, swear to, file, and record such documents or instruments as may be necessary or appropriate to carry out the provisions of this Plan and the liquidation and dissolution of Venture Inc., including, without limitation, all documents required to be filed by Venture Inc. pursuant to the provisions of the MGCL, and all final tax returns and returns of income required to be filed by Venture Inc. under the Internal Revenue Code or any applicable state or foreign income tax law. Any person dealing with Venture Inc. may conclusively presume and rely upon the fact that any instrument referred to herein, executed by Venture LLC as attorney-in-fact, is authorized, regular, and binding, without further inquiry.

________________________

This Plan of Liquidation was adopted by the Board of Directors of Venture Inc. at a meeting duly called, convened, and held on May 15, 2002.

VENTURE LENDING & LEASING, INC. By: /S/ Brian R. Best Brian R. Best Secretary Dated: August 30, 2002

VLLI HOLDINGS LLC hereby agrees to issue units of membership interest ("Units") as called for by paragraph 3(ii) of this Plan of Liquidation ("Plan"), agrees to perform all other provisions of the Plan applicable to it, and agrees to execute and deliver all such further documents and instruments and to take such further action as may be necessary or desirable to carry out the intent and purposes of the Plan.

VLLI HOLDINGS LLC

By: VENTURE LENDING

& LEASING, INC.,

Its Sole Member

By: /S/ Ronald W. Swenson

Ronald W. Swenson

Chief Executive Officer

Dated: August 30, 2002

Annex A

Form of Management Agreement

The form of new Management Agreement between VLLI Holdings LLC and Westech Investment Management, Inc. and Siguler Guff Advisers, L.L.C. is included as Appendix C to the preliminary proxy statement of Venture Lending & Leasing, Inc.

Annex B

Form of Articles of Dissolution

VENTURE LENDING & LEASING, INC.

ARTICLES OF DISSOLUTION

VENTURE LENDING & LEASING, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The name of the Corporation is as set forth above, and the address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporate, 300 E. Lombard Street, Baltimore, Maryland 21202.

SECOND: The name and address of the resident agent of the Corporation in the State of Maryland, who shall serve for one year after dissolution and thereafter until the affairs of the Corporation are wound up are:

The Corporation Trust Incorporate

300 E. Lombard Street

Baltimore, Maryland 21202

THIRD: The name and address of each director of the Corporation are as follows:

Name	Address
John F. Cogan	2010 North First Street, Suite 310 San Jose, CA 95131
J. Michael Egan	2010 North First Street, Suite 310 San Jose, CA 95131
Scott C. Malpass	2010 North First Street, Suite 310 San Jose, CA 95131
Roger V. Smith	2010 North First Street, Suite 310 San Jose, CA 95131
Arthur Spinner	2010 North First Street, Suite 310 San Jose, CA 95131
George Von Gehr	2010 North First Street, Suite 310 San Jose, CA 95131
Salvador O. Gutierrez	2010 North First Street, Suite 310 San Jose, CA 95131
Ronald W. Swenson	2010 North First Street, Suite 310 San Jose, CA 95131

FOURTH: The name, title and address of each officer of the Corporation are as follows:

Name	Title	Address
Salvador O. Gutierrez	President	2010 North First Street, Suite 310 San Jose, CA 95131
Ronald W. Swenson	Chief Executive Officer	2010 North First Street, Suite 310 San Jose, CA 95131
George W. Siguler	Executive Vice President and Advisory Director	c/o Siguler Guff Advisers Rockefeller Center 630 Fifth Avenue, 16th Floor New York, NY 10111
Brian R. Best	Vice President, Chief Financial Officer and Secretary	c/o Westech Investment Advisors 2010 North First Street, Suite 310 San Jose, CA 95131
Donald P. Spencer	Vice President and Assistant Secretary	c/o Siguler Guff Advisers Rockefeller Center 630 Fifth Avenue, 16th Floor New York, NY 10111

FIFTH: The dissolution of the Corporation has been approved in the manner and by the vote required by law and by the charter of the Corporation, as follows:

(a) A majority of the board of directors of the Corporation, at a meeting duly called, convened and held, adopted a resolution declaring that dissolution of the Corporation was advisable and directing that the proposed dissolution be submitted for consideration at a meeting of the stockholders of the Corporation for action thereon.

(b) At a special meeting of stockholders held on ________, 2002, the holders of a majority of the outstanding shares of Common Stock of the Corporation approved the dissolution of the Corporation as so proposed pursuant to the terms of a plan of liquidation.

SIXTH: Notice of the approved dissolution of the Corporation was mailed on __________, 2002 to all known creditors and to the employees of the Corporation.

SEVENTH: These Articles of Dissolution are accompanied by a certificate of the Comptroller of the Treasury of the State of Maryland, stating that all taxes not barred by limitations which have been levied on assessments made by the State Department of Assessments and Taxation of Maryland and billed by and payable to them by the Corporation, including taxes for the current year, have been paid or provided for in a manner satisfactory to the Department.

EIGHTH: The Corporation is hereby dissolved.

NINTH: The undersigned Chief Executive Officer acknowledges these Articles of Dissolution to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Dissolution to be signed in its name and on its behalf by its Chief Executive Officer and attested by its Secretary on this ___ day of _____________, 2002.

VENTURE LENDING & LEASING, INC. By: Ronald W. Swenson Chief Executive Officer
(SEAL)	ATTEST: Brian R. Best Secretary

Annex C

Form of Operating Agreement

of VLLI Holdings LLC

The Operating Agreement of VLLI Holdings LLC is included as Appendix B to the preliminary proxy statement of Venture Lending & Leasing, Inc.

Appendix B

VLLI Holdings LLC

Operating Agreement

OPERATING AGREEMENT

OF

VLLI HOLDINGS LLC

A California Limited Liability Company

July 17, 2002

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS

ARTICLE 2 ORGANIZATION

Section 2.1 Formation.

Section 2.2 Name.

Section 2.3 Principal Office and Initial Agent.

Section 2.4 Purpose.

Section 2.5 Term.

Section 2.6 Entity Declaration.

Section 2.7 Approval and Effect of Conversion.

Section 2.8 Approval of Sale of Assets.

ARTICLE 3 CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; MANAGING MEMBER'S OWNERSHIP INTEREST

Section 3.1 Initial Capital Contribution.

Section 3.2 Additional Capital Contributions.

Section 3.3 No Interest.

Section 3.4 No Right To Withdraw or to Withdraw Capital.

Section 3.5 Capital Accounts.

Section 3.6 The Managing Member's Ownership Interest.

ARTICLE 4 DISTRIBUTIONS

Section 4.1 Distributions.

Section 4.2 Distribution Policy.

ARTICLE 5 ALLOCATIONS

Section 5.1 Allocation of Profits.

Section 5.2 Section 704(c) Allocations.

Section 5.3 Allocations Concerning Transferred Interests.

ARTICLE 6 POWERS AND DUTIES OF THE MANAGING MEMBER

Section 6.1 In General.

Section 6.2 Initial Managing Member.

Section 6.3 Rights and Powers of Managing Member.

Section 6.4 Investment Duties.

Section 6.5 Administrative Duties.

Section 6.6 Management Companies.

Section 6.7 Services Not Exclusive.

Section 6.8 Expenses.

Section 6.9 Management Fee.

Section 6.10 Resignation and Removal; Appointment of Successor.

ARTICLE 7 ADVISORY BOARD

Section 7.1 In General.

Section 7.2 Initial Members; Number; Tenure.

Section 7.3 Resignation and Removal; Successors.

Section 7.4 Meetings; Voting; Procedures.

Section 7.5 Compensation.

Section 7.6 Rights and Obligations of the Advisory Board.

Section 7.7 Limitation of Powers and Activities.

ARTICLE 8 MEETINGS OF MEMBERS

Section 8.1 Meetings.

Section 8.2 Notice.

Section 8.3 Quorum.

Section 8.4 Manner of Acting.

Section 8.5 Action Without Meeting.

Section 8.6 Telephonic Meetings.

Section 8.7 Proxies.

Section 8.8 Voting of Units.

Section 8.9 Record Date.

ARTICLE 9 INDEMNIFICATION/LIMITATION OF LIABILITY

Section 9.1 Right to Indemnification.

Section 9.2 Derivative Claims.

Section 9.3 Success on Merits.

Section 9.4 Survival.

Section 9.5 Advance Payment.

Section 9.6 Indemnification of Employees and Agents.

Section 9.7 Appearance as Witness.

Section 9.8 Nonexclusivity of Rights.

Section 9.9 Insurance.

Section 9.10 Savings Clause.

Section 9.11 Limitation on Liability.

ARTICLE 10 BOOKS, RECORDS, REPORTS AND BANK ACCOUNTS

Section 10.1 Maintenance of Books and Records.

Section 10.2 Tax Information.

Section 10.3 Taxable Year and Accounting Method.

Section 10.4 Tax Elections.

Section 10.5 "Tax Matters Partner."

Section 10.6 Bank Accounts.

ARTICLE 11 RESTRICTIONS ON TRANSFER OF INTEREST

Section 11.1 Prohibition on Transfers.

Section 11.2 Admission of Transferee as Member.

Section 11.3 Pledge.

Section 11.4 Void Transfers.

Section 11.5 Legend on Certificates.

Section 11.6 Withdrawal Prohibited.

ARTICLE 12 DISSOLUTION, LIQUIDATION AND TERMINATION

Section 12.1 Events of Dissolution.

Section 12.2 Winding Up.

Section 12.3 Final Distribution.

Section 12.4 Distributions in Kind.

Section 12.5 No Recourse Against Managing Member.

Section 12.6 Certificate of Cancellation.

ARTICLE 13 GENERAL PROVISIONS

Section 13.1 Effect of Headings; Terminology.

Section 13.2 Entire Agreement; Waiver.

Section 13.3 Amendments.

Section 13.4 Notices.

Section 13.5 Parties Bound.

Section 13.6 Applicable Law.

Section 13.7 Further Assurances.

Section 13.8 Severability.

Section 13.9 Attorneys' Fees and Costs.

Section 13.10 Counterparts.

OPERATING AGREEMENT

OF

VLLI HOLDINGS LLC

A California Limited Liability Company

This OPERATING AGREEMENT ("Operating Agreement" or "Agreement") of VENTURE HOLDINGS LLC (the "Company"), dated as of July 17, 2002, is adopted by VENTURE LENDING & LEASING, INC., a Maryland corporation ("Venture Inc."), as the sole initial Member of the Company, with reference to the following:

RECITALS:

A. The Company has been organized by Venture Inc. to participate in the liquidation of Venture Inc., pursuant to which Venture Inc. will contribute all of its assets to the Company in exchange for the Company's issuance of units of membership interest ("Units") to Venture Inc., which Venture Inc. will then distribute to its shareholders and dissolve. The liquidation of Venture Inc. shall be accomplished under the terms of a Plan of Liquidation adopted by the Board of Directors of Venture Inc. on May 15, 2002 (the "Plan of Liquidation"). The Plan of Liquidation is subject to approval by the shareholders of Venture Inc. If the Plan of Liquidation is approved by the shareholders of Venture Inc., then the Company shall manage the remaining portfolio of loans and investment securities of Venture Inc. with a view to the orderly collection and liquidation of the same.

B. Venture Inc. wishes to adopt this Agreement to establish the rights and responsibilities of the Company's Members.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Venture Inc., by this Agreement, sets forth the operating agreement for the Company under the Beverly-Killea Limited Liability Company Act, California Corporations Code Section 17000 et seq. (the "Act").

ARTICLE 1

DEFINITIONS

All capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Schedule 1.

ARTICLE 2

ORGANIZATION

Section 2.1 Formation.

The Company has been organized as a California limited liability company under and pursuant to the provisions of the Act with the filing of the Articles of Organization of the Company with the Secretary of State of California on July 17, 2002. The rights and obligations of the Members shall be as set forth in this Operating Agreement, except to the extent expressly provided otherwise by the Act. To the extent permitted by the Act, the provisions of this Operating Agreement shall override the provisions of the Act to the extent of any inconsistency or contradiction between them.

Section 2.2 Name.

The name of the Company is "VLLI Holdings LLC" and all Company business shall be conducted by that name or by such other name as the Managing Member, from time to time, may select and which is in compliance with all applicable laws.

Section 2.3 Principal Office and Initial Agent.

The principal office of the Company shall be 2010 North First Street, Suite 310, San Jose, California 95131, or such other office as the Managing Member, from time to time, may designate. The initial agent shall be the agent named in the Articles or such other Person or Persons as the Managing Member, from time to time, may designate.

Section 2.4 Purpose.

The purpose of the Company is to liquidate the loans, investment securities, and other assets of Venture Inc. The Company may engage in all activities necessary or appropriate to achieve this purpose.

Section 2.5 Term.

The term of this Agreement shall be perpetual, unless sooner terminated as hereinafter provided.

Section 2.6 Entity Declaration.

The Company is not a general partnership, a limited partnership, or a joint venture, and no Member, either Managing or Non-Managing, shall be considered a partner or joint venturer of or with any other Member for any purpose other than for federal and state tax purposes, and this Operating Agreement shall not be construed otherwise.

Section 2.7 Approval and Effect of Conversion.

If the Plan of Liquidation is approved by the shareholders of Venture Inc., then and in such event, each shareholder of Venture Inc. shall be deemed to have adopted this Agreement as the operating agreement of the Company under the Act. As of the Effective Date of the contribution by Venture Inc. of its assets to the Company and the issuance by the Company of Units to Venture Inc. (the "Conversion"), each holder of shares of Common Stock of Venture Inc. will be entitled to receive Units of the Company and to become a Member of the Company, with a Capital Account equal to the product of (i) the difference between the fair market value of the assets contributed by Venture Inc. to the Company in the Conversion and the cash contributed by Venture Inc. to the Company to be used to pay expenses of Venture Inc. pursuant to the provisions of paragraph 8 of the Plan of Liquidation (such difference referred to herein as the "Net Assets") and (ii) a fraction, the numerator of which is the number of Units issued to the shareholder in the Conversion and the denominator of which is the number of Units issued to all shareholders of Venture Inc. in the Conversion.

Section 2.8 Approval of Sale of Assets.

The Company has been formed with the expectation that the remaining assets of Venture Inc. will be collected and/or sold or otherwise disposed of in an orderly fashion, as determined by the Managing Member. Accordingly, no additional consent of the Members is required for any such sale or disposition of the assets of the Company, even if such sale or disposition involves all or substantially all of the assets of the Company.

ARTICLE 3

CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS;

MANAGING MEMBER'S OWNERSHIP INTEREST

Section 3.1 Initial Capital Contribution.

Venture Inc. has contributed $100 in cash as its Capital Contribution to the Company. Venture Inc. shall have no further obligation to make a Capital Contribution to the Company.

Section 3.2 Additional Capital Contributions.

No Member shall be required to make any additional Capital Contributions to the Company. No Member shall be entitled to make any additional Capital Contributions unless approved by the Managing Member.

Section 3.3 No Interest.

No Member shall be entitled to receive any interest on such Member's Capital Contributions.

Section 3.4 No Right To Withdraw or to Withdraw Capital.

No Member shall be entitled to withdraw from the Company or to make withdrawals from, or to receive repayment of, its Capital Account, except as expressly provided herein. Each Member shall look solely to the assets of the Company, and no Member shall look to any other Member or to the Managing Member for the return of its Capital Contributions or any amount in its Capital Account.

Section 3.5 Capital Accounts.

(a) In General. A separate capital account ("Capital Account") shall be maintained for each Member in accordance with Section 1.704-1(b)(2)(iv) of the Treasury Regulations. Subject to the requirements of Section 1.704-1(b)(2)(iv) of the Treasury Regulations, each Capital Account:

(i) Shall be credited with: (A) such Member's share of the Net Assets contributed by Venture Inc. to the Company, as determined pursuant to Section 2.7 hereof; (B) all contributions of such Member to the Company; (C) such Member's share of the Profits of the Company; and (D) the amount of any liabilities of the Company assumed by such Member; and

(ii) Shall be debited for: (A) distributions of cash to such Member; (B) the net value of Property (as determined by the Managing Member) distributed to such Member; (C) such Member's share of the Losses of the Company (including expenditures which can neither be capitalized nor deducted for tax purposes, organization and syndication expenses not subject to amortization and loss on sale or disposition of Property, whether or not disallowed under the rules of Sections 267 or 707 of the Code, but excluding losses or deductions described in Section 1.704-1(b)(4)(i) or (iii)) of the Treasury Regulations); and (D) the amount of any liabilities of such Member assumed by the Company.

(b) Capital Accounts Upon Sale or Exchange of Membership Interests. Upon the sale or exchange of an Interest (which transaction is governed by Article 11 hereof) the Capital Account of the selling or exchanging Interest Holder will be transferred to the Transferee on a pro rata basis.

(c) Revaluation of Carrying Values Upon the Occurrence of Certain Events.

(i) Contributions. In accordance with the provisions of Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations, if, after the Conversion, any property other than money, and other than in a de minimis amount, is contributed to the Company, the Managing Member shall (and, in the case of a contribution of money, may) cause the Carrying Values of all of the Property of the Company (determined immediately prior to such issuance) to be adjusted to reflect the Unrealized Gain or Unrealized Loss attributable to each such Property as if such Unrealized Gain or Unrealized Loss had been recognized on a sale of each such item of Property immediately prior to such issuance and had been allocated to the Members in accordance with Article 5. In determining the Unrealized Gain or Unrealized Loss, the fair market value of Property shall be as determined by the Managing Member.

(ii) Distributions. In accordance with the provisions of Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations, if any property other than money, and other than in a de minimis amount, is distributed to a Member, the Managing Member shall (and, in the case of a distribution of money, may) cause the Carrying Values of all of the Property of the Company (determined immediately prior to such distribution) to be adjusted to reflect the Unrealized Gain or Unrealized Loss attributable to each item of Property (or, in the discretion of the Managing Member, limited to the items of Property which are the subject of the distribution) as if such Unrealized Gain or Unrealized Loss had been recognized on a sale of each such item of Property immediately prior to such distribution and had been allocated to the Members in accordance with Article 5. In determining the Unrealized Gain or Unrealized Loss, the fair market value of the distributed Property shall be as determined by the Managing Member.

Section 3.6 The Managing Member's Ownership Interest.

The ownership interest of the Managing Member shall consist of its Capital Contribution of $100 prior to the Effective Time of the Conversion. From and after the Effective Time of the Conversion, the ownership interest of the Managing Member shall consist of the Units issued to the Managing Member by the Company in the Conversion pursuant to the terms of the Plan of Conversion. Notwithstanding anything contained herein to the contrary, whenever the term Member is used herein, it always shall include the Managing Member, whether or not such term is preceded or followed with the phrase "including the Managing Member" or words of like import.

ARTICLE 4

DISTRIBUTIONS

Section 4.1 Distributions.

(a) In General. Distributions of cash or Property shall be allocated to the Members in accordance with the respective number of Units owned by each of them.

(b) Distributions of Securities in Kind. To the extent feasible, each distribution of securities in kind shall be apportioned among the Members and/or the Managing Member (based upon the fair market thereof as of the date of the distribution, as determined by the Managing Member) in proportion to their respective interests in the proposed distribution under subsection (a) hereof, except to the extent a disproportionate distribution of such securities is necessary to avoid distributing fractional shares; provided, however, that the Managing Member shall have the right, with respect to any particular security, to sell that portion allocable to the Members (other than to the Management Companies with respect to the Units of the Company then owned by them) and to distribute the proceeds thereof to the Members (other than to the Management Companies with respect to the Units of the Company then owned by them) and distribute to the Management Companies therein their share of such issue in kind with respect to their Units if the Managing Member, in its sole and absolute discretion, determines that a distribution in kind to the Members is not administratively practicable.

Section 4.2 Distribution Policy.

The Managing Member may, in its sole discretion, but shall not be required to, cause the Company to make distributions of cash and/or Property at any time and from time to time in the manner described herein. Notwithstanding the foregoing, the parties hereby acknowledge their intent that (i) it be the general policy of the Company to make such distributions as are determined by the Managing Member to be appropriate on a quarterly basis as soon as is reasonably practicable following the end of each fiscal quarter such that (ii) each fiscal quarter will generally be a separate Period. The Managing Member will use all reasonable efforts to cause the Company to adhere to the following distribution policy: The Company will distribute to the Members, no less frequently than annually, substantially all of the taxable income, including net recognized capital gain, if any, related to the Company's investments. The Company will distribute to the Members all proceeds received from principal payments and sales of investments net of: (i) reserves and expenses; and (ii) any amounts paid by the Company on the exercise of warrants.

ARTICLE 5

ALLOCATIONS

Section 5.1 Allocation of Profits.

Profits and Losses for each Period shall be allocated to the Members in accordance with the respective number of Units owned by each of them.

Section 5.2 Section 704(c) Allocations.

In accordance with Section 704(c) of the Code, income, gain, loss and deduction concerning any asset contributed by a Member to the Company, shall, solely for tax purposes, be allocated among the Members to take account of any variation between the adjusted tax basis of such asset and the value of such asset (as determined by the Managing Member) upon contribution. If the value of any asset of the Company is adjusted under Article 3, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted tax basis of such asset for federal income tax purposes and its Carrying Value in the same manner as under Section 704(c) of the Code. The actual method used to take into account the variation herein provided shall be determined by the Managing Member. Allocations under this Section 5.2 are solely for purposes of federal income taxes and shall not affect or be taken into account in computing any Member's Capital Account.

Section 5.3 Allocations Concerning Transferred Interests.

Unless the Code requires otherwise, any Profits or Losses allocable to an Interest which has been transferred (which transaction shall be governed by Article 11 hereof) during any year shall be allocated among the Persons who were holders of such Interest during such year by taking into account their varying interests during such taxable year in accordance with Section 706(d) of the Code and using any convention selected by the Managing Member.

ARTICLE 6

POWERS AND DUTIES OF THE MANAGING MEMBER

Section 6.1 In General.

The Company shall have a managing member (the "Managing Member") with such rights and obligations as are set forth in this Article 6 and elsewhere in this Operating Agreement and in the Act. Except as otherwise specifically provided for in the Agreement or in the Act, the Managing Member shall have the exclusive right to manage the Company's business and shall: (i) manage the affairs and business of the Company; (ii) exercise the authority and powers granted to the Company; and (iii) otherwise act in all other matters on behalf of the Company. No contract, obligation or liability of any kind or type can be entered into on behalf of the Company by any Member other than the Managing Member. The Managing Member shall have the right to take all actions which shall be necessary or appropriate to accomplish the Company's purposes in accordance with the terms of this Operating Agreement.

Section 6.2 Initial Managing Member.

The initial Managing Member of the Company shall be Venture Inc. From and after the Effective Time of the Conversion, the Managing Member shall be Westech.

Section 6.3 Rights and Powers of Managing Member.

Subject to the approval rights of the Members set forth in Section 13.3 hereof, the powers expressly granted to the Advisory Board pursuant to Article 7 hereof, and such other limitations as may be found herein or in the Act, in addition to the rights and powers which it may have in accordance with Section 6.1 and the Act, the Managing Member shall have all specific rights and powers required for the management of the business of the Company including the right to do the following:

(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

(b) Acquire by purchase, lease or otherwise any asset which may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

(c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any asset necessary, convenient or incidental to the accomplishment of the purposes of the Company;

(d) Execute any and all agreements, contracts, documents, certifications and instruments necessary or convenient in connection with the management, maintenance and operation of the business, or in connection with managing the affairs of the Company, including executing amendments to this Operating Agreement and the Articles in accordance with the terms of this Operating Agreement;

(e) Borrow money and issue evidences of indebtedness, and secure the payment of the same by mortgage, pledge or other lien on Company assets, but only to the extent that such indebtedness, in the reasonable judgment of counsel to the Company, would not constitute "acquisition indebtedness" within the meaning of Section 514 of the Code; provided, however, that the Managing Member shall not borrow money or issue any evidence of indebtedness for the purpose of making additional loans or purchasing additional investment securities for and on behalf of the Company;

(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company's assets;

(g) Prepay in whole or in part, refinance, recast, increase, modify or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

(h) Care for and distribute funds to the Members, including the Managing Member, by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Operating Agreement, and perform all matters in furtherance of the objectives of the Company or this Operating Agreement;

(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

(j) Enter into transactions involving potential Conflict of Interest Transactions; provided, however, that such transactions are approved by the Advisory Board pursuant to the provisions of Section 7.6;

(k) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and to the Members or to Advisory Board members) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

(l) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Operating Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(m) Institute, prosecute, defend, settle, compromise and dismiss lawsuits or other judicial or administrative proceedings brought by or in behalf of, or against, the Company, the Members or Advisory Board members in connection with activities arising out of, connected with, or incidental to this Operating Agreement, and to engage counsel or others in connection therewith;

(n) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them; and

(o) To make such indemnification as is authorized by this Operating Agreement or in accordance with the Act.

Section 6.4 Investment Duties.

Subject to those rights and obligations of the Advisory Board as are set forth in Article 7, the Managing Member will supervise and manage the loan and securities portfolio acquired by the Company from Venture Inc. and will determine from time to time what securities and other investments will be retained or sold by the Company and will provide portfolio management and servicing of the investments held in the Company's portfolio, administer the Company's day-to-day affairs, and attend to Member relations. The Managing Member will use reasonable efforts not to carry any investment or incur any liability for and on behalf of the Company which would result in the realization of "unrelated business taxable income" within the meaning of Section 512 of the Code.

Section 6.5 Administrative Duties.

The Managing Member will administer the affairs of the Company as provided for hereunder and, in particular, will, among its other duties, attend to the following items:

(a) The Managing Member will supervise all aspects of the operations of the Company, including oversight of transfer agency, custodial and accounting services, to be paid by the Company;

(b) The Managing Member will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of tax returns and required reports to the Members and appropriate federal or state regulatory authorities;

(c) The Managing Member will maintain or oversee the maintenance of all books and records with respect to the Company; and

(d) All cash, securities and other assets of the Company will be maintained in the custody of one or more banks in accordance with the provisions of Rule 206(4)-2 of the Rules under the Advisers Act; the authority of the Managing Member to instruct the Company's custodian(s) to deliver and receive such cash, securities and other assets on behalf of the Company will be governed by a custodian agreement (the "Custodian Agreement") between the Company and each such custodian.

Section 6.6 Management Companies.

The Managing Member has delegated to the Management Companies certain of the management and administrative responsibilities of the Managing Member under this Agreement, including certain reporting and administrative duties, on behalf of the Company pursuant to the Management Agreement. The delegation of such duties to the Management Companies shall not relieve the Managing Member of any of its duties, responsibilities or liabilities hereunder. The Managing Member has the authority to amend the Management Agreement in the future, or enter into a management agreement with one or more different Management Companies, on terms and conditions satisfactory to the Managing Member and consistent with this Agreement provided that such amendments or similar agreements do not contain additional terms that would have a material adverse effect upon any Member. If the Managing Member is terminated as Managing Member in accordance with this Agreement, the Management Agreement automatically will be terminated.

Section 6.7 Services Not Exclusive.

The services furnished by the Managing Member hereunder are not to be deemed exclusive and the Managing Member shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of the Managing Member to engage in any other business or to devote its time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

Section 6.8 Expenses.

(a) The Company will pay all expenses (including, without limitation, accounting, legal, printing, clerical, filing and other expenses) incurred by the Company or the Managing Member (or its Affiliates) on behalf of the Company in connection with the organization of the Company and the Conversion. Except as otherwise expressly provided for in Section 6.8(b), the Company will bear all of its expenses incurred in its operations including, but not limited to, the following: (i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments and the creation and perfection of security interests with respect thereto (if any), (ii) federal, state and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Company, (iii) interest charges and other fees in connection with any borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, if any, (v) expenses of printing and distributing reports and notices to Members, (vi) costs of proxy solicitation, (vii) costs of meetings of Members and the Advisory Board, (viii) charges and expenses of the Company's custodian, transfer and dividend disbursing agents, (ix) expenses of collecting loans made by the Company and foreclosing and executing upon security interests granted to the Company in connection with any such loans, including the expenses of storing collateral, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, investments of the Company (including investments that are not consummated), (xi) costs of certificates representing the Units, if any, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Company in any trade organization, and (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses.

(b) The expenses to be borne by the Managing Member in connection with its duties to the Company hereunder are limited to the following: (i) all costs and fees incident to any due diligence investigation conducted by the Managing Member in connection with the exercise of any warrants acquired by the Company from Venture Inc. in the Conversion, such as travel expenses and professional fees (but excluding legal, brokerage, and accounting fees and other costs incident to the exercise of any such warrants), (ii) the cost of adequate office space for the Company and all necessary office equipment and services, including telephone service, heat, utilities and similar items, and (iii) the cost of providing the Company with such corporate, administrative and clerical personnel as the Managing Member reasonably deems necessary or advisable to perform the services required to be performed by the it under this Agreement.

(c) The payment or assumption by the Managing Member of any expense of the Company that the Managing Member is not required to pay or assume hereunder shall not obligate the Managing Member to pay or assume the same or any similar expense of the Company on any subsequent occasion.

Section 6.9 Management Fee.

(a) For the services provided and the expenses assumed hereunder, the Company shall pay, on a quarterly basis, whether before or after dissolution of the Company, the Management Fee to the Management Companies pursuant to the terms of the Management Agreement. The Management Fee will be allocated between the Management Companies in accordance with their agreement.

(b) If the Managing Member (or an Affiliate thereof) receives any compensation from a company whose securities are held directly in the Company's portfolio in connection with the provision to that company of significant managerial assistance, the Management Fee shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Managing Member shall pay such excess amounts to the Company upon termination.

Section 6.10 Resignation and Removal; Appointment of Successor.

(a) Venture Inc.'s tenure as Managing Member shall begin effective as of the date hereof and shall continue until the Effective Time of the Conversion and Venture Inc. is succeeded as Managing Member by Westech.

(b) The Managing Member may be terminated by a vote of the Members holding at least two-thirds of the Units, without the payment of any penalty, but only for Cause, or (ii) by the Managing Member at any time, without the payment of any penalty, on sixty (60) days' written notice to the Company.

(c) If the Managing Member is removed or resigns pursuant to Section 6.10(b), then a successor shall be appointed by an affirmative vote of a Majority-in-Interest.

ARTICLE 7

ADVISORY BOARD

Section 7.1 In General.

The Company shall have an advisory board (the "Advisory Board") with such rights and obligations as are set forth in this Article 7 and elsewhere herein.

Section 7.2 Initial Members; Number; Tenure.

The Advisory Board initially shall consist of not less than two nor more than five members. The initial members shall be selected by the Managing Member from the independent directors serving on the Board of Directors of Venture Inc. Each member of the Advisory Board shall hold office until his or her successor shall have been elected.

Section 7.3 Resignation and Removal; Successors.

A member of the Advisory Board may resign at any time upon written notice to the Managing Member. One or more of the members of the Advisory Board may be removed with or without cause by the affirmative vote of a Majority-in-Interest or by the Managing Member. Any vacancy on the Advisory Board shall be filled by the Managing Member.

Section 7.4 Meetings; Voting; Procedures.

The Advisory Board shall meet at such times and from time to time as the Managing Member or the Advisory Board may determine. The Managing Member shall provide notice to the members of the Advisory Board of each meeting called by the Managing Member. The Advisory Board shall cause each of its members and the Managing Member to be notified of each meeting called by the Advisory Board. Notice under this Section 7.4 shall be on substantially the same terms as the notice called for in Section 8.2. Meetings shall be held at the principal place of business of the Company or as otherwise determined by the Managing Member. The Managing Member and members of the Advisory Board may appear telephonically as described in Section 8.6. All approvals, disapprovals and other actions taken by the Advisory Board shall be authorized by a majority of the Advisory Board members then holding office. The Advisory Board shall have the authority to adopt such rules and procedures relating to the conduct of its affairs as are not inconsistent with this Agreement.

Section 7.5 Compensation.

Each Member of the Advisory Board shall be paid $5,000 per year by the Company for his or her services as a member of the Advisory Board, payable quarterly, and reimbursement of his or her reasonable expenses in attending meetings.

Section 7.6 Rights and Obligations of the Advisory Board.

The Advisory Board shall have the following rights and obligations, as well as such other rights and obligations as are contained elsewhere in this Agreement: (a) To be available to offer advice to the Managing Member regarding the activities of the Company; (b) to review and approve such transactions involving potential Conflict of Interest Transactions as are submitted to it by the Managing Member; provided, however, that the Managing Member shall submit to the Advisory Board for their approval all transactions involving potential Conflict of Interest Transactions, as reasonably determined by the Managing Member.

Section 7.7 Limitation of Powers and Activities.

The rights, powers and permissible activities of the Advisory Board are hereby limited to those expressly set forth in this Operating Agreement and such rights, powers and permissible activities shall be narrowly construed. Neither the Advisory Board nor any member thereof (acting in such capacity) shall have the power to bind the Company or any authority to act for the Company or on its behalf.

ARTICLE 8

MEETINGS OF MEMBERS

Section 8.1 Meetings.

Meetings of the Members may be called by the Managing Member, or by Members holding not less than twenty-five percent (25%) of the Units. Meetings shall be held at the principal place of business of the Company or as otherwise determined by the Managing Member.

Section 8.2 Notice.

Notice of any meeting of the Members shall be given no fewer than five (5) days and no more than sixty (60) days prior to the date of the meeting. Notices shall be delivered in the manner set forth in Section 13.4 and shall specify the purpose or purposes for which the meeting is called. The attendance of a Member at any meeting shall constitute a waiver of notice of such meeting, except where a Member attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 8.3 Quorum.

The holders of a Majority-in-Interest of the Units, present in person or represented by proxy, shall constitute a quorum for transaction of business at any meeting of the Members; provided, however, that, if the holders of less than a Majority-in-Interest of the Units are present at such meeting, the holders of a majority of the Units present may adjourn the meeting at any time without further notice.

Section 8.4 Manner of Acting.

The act of the holders of a majority of the Units present at a meeting at which a quorum is present shall be the act of the Members, unless the act of a greater number is required by the Act, this Operating Agreement, or the Articles.

Section 8.5 Action Without Meeting.

Unless specifically prohibited by the Articles, any action required to be taken at a meeting of the Members or any other action which may be taken at a meeting of the Members, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the Members were present and voting. Prompt notice of the taking of the action without a meeting by less than unanimous consent shall be given in writing to those Members who did not consent in writing.

Section 8.6 Telephonic Meetings.

The Members may participate in and act at any meeting of Members through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

Section 8.7 Proxies.

Each Member entitled to vote at a meeting of Members or to express consent or dissent to action in writing without a meeting may authorize another Person or Persons to act for him by proxy. No proxy shall be valid after eleven months from the date of its execution, unless it is otherwise permitted by the Act and so provided in the proxy.

Section 8.8 Voting of Units.

Each outstanding Unit shall be entitled to one vote upon each matter submitted to a vote of the Members; provided, however, that, if a Member has assigned all or a portion of its Units to a Person who is not admitted as a Member, neither the transferring Member nor the Transferee/Economic Interest Holder shall have the right to vote the Units so transferred and such Units shall not be deemed to be outstanding for purposes of determining a quorum or any percentage vote required or permitted hereunder.

Section 8.9 Record Date.

For the purpose of determining the Members entitled to notice of, or to vote at, a meeting of the Members or to give approvals without a meeting as provided for in Section 8.5 hereof, to receive any distribution or to exercise any right, the Managing Member may set a record date (the "Record Date") which, in the case of a meeting or written approvals, shall not be less than five (5) nor more than 60 days before (i) the date of the meeting (unless such requirement conflicts with any law, rule, regulation or other applicable ordinance) or (ii) in the event approvals are sought without a meeting, the date by which Members are requested in writing by the Managing Member to give such approvals and, in all other cases, shall not be more than 60 days prior to any other action.

ARTICLE 9

INDEMNIFICATION/LIMITATION OF LIABILITY

Section 9.1 Right to Indemnification.

Subject to the limitations and conditions provided in this Article 9 and in the Act, each Person ("Indemnified Person") who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (other than an action by or in the right of the Company) ("Proceeding"), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that it, or a Person of whom it is the legal representative, is or was a Managing Member (or an owner, employee or agent thereof) or a member of the Advisory Board of the Company shall be indemnified by the Company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys' fees) actually incurred by such Indemnified Person in connection with such Proceeding if such Indemnified Person acted in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interest of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which it reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that its conduct was unlawful.

Section 9.2 Derivative Claims.

Subject to the limitations and conditions provided in this Article 9 and in the Act, the Company shall and does hereby indemnify any Person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such Person is or was a Managing Member (or an owner, employee or agent thereof) or member of the Advisory Board of the Company against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit, if such Person acted in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of the Company; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for gross negligence, recklessness or willful misconduct in the performance of its duty to the Company unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Section 9.3 Success on Merits.

To the extent that a Person has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Sections 9.1 or 9.2, or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith.

Section 9.4 Survival.

Indemnification under this Article 9 shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Article 9 shall be deemed contract rights, and no amendment, modification or repeal of this Article 9 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings arising prior to any such amendment, modification or repeal.

Section 9.5 Advance Payment.

The right to indemnification conferred by this Article 9 shall include the right to be paid or reimbursed by the Company for the reasonable expenses incurred in advance of the final disposition of the Proceeding and without any determination as to the Person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Person of its good faith belief that it has met the standard of conduct necessary for indemnification under this Article 9 and a written undertaking, by or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such Person is not entitled to be indemnified under this Article 9 or otherwise.

Section 9.6 Indemnification of Employees and Agents.

The Company may indemnify and advance expenses to any other employee or agent of the Company to the same extent and subject to the same conditions under which it may indemnify and advance expenses incurred by the Managing Member and by members of the Advisory Board under this Article 9; and the Company may indemnify and advance expenses to Persons who are not or were not Managing Members or members of the Advisory Board, employees or agents of the Company, but who are or were serving at the request of the Company as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against it and incurred by it in such a capacity or arising out of its status as such a Person to the same extent that it may indemnify and advance expenses to the Managing Member under this Article 9.

Section 9.7 Appearance as Witness.

Notwithstanding any other provision of this Article 9, the Company may pay or reimburse expenses incurred by a Managing Member (or owner, employee or agent thereof), a member of the Advisory Board or any agent or employee of the Company in connection with its appearance as a witness or other participation in a Proceeding at a time when it is not a named defendant or respondent in the Proceeding.

Section 9.8 Nonexclusivity of Rights.

The right to indemnification and the advancement and payment of expenses conferred by this Article 9 shall not be exclusive of any other right which a Managing Member (or an owner, employee or agent thereof), a member of the Advisory Board or other Person may have or hereafter acquire under any law (common or statutory), provision of the Articles or Operating Agreement, agreements, vote of Members, or otherwise.

Section 9.9 Insurance.

The Company may purchase and maintain insurance, at its expense, to protect itself and any Indemnified Person against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under this Article 9.

Section 9.10 Savings Clause.

If Sections 9.1 or 9.2 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article 9 that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 9.11 Limitation on Liability.

Neither the Managing Member nor any Affiliate thereof shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates except a loss resulting from gross negligence or willful misconduct on its part (or on the part of any Affiliate, as the case may be) in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

ARTICLE 10

BOOKS, RECORDS, REPORTS AND BANK ACCOUNTS

Section 10.1 Maintenance of Books and Records.

The Managing Member shall cause the Company to keep books and records of accounts and minutes of the proceedings of its Members and of the Advisory Board at the principal office of the Company. Within 120 days following the end of each of the Company's fiscal years, the Company shall provide to the Members, unaudited, annual financial statements prepared in accordance with generally accepted accounting principles. In the discretion of the Managing Member, the Company shall provide to the Members unaudited quarterly financial statements following the end of each of the first three fiscal quarters of the Company's fiscal year, prepared in accordance with generally accepted accounting principles.

Section 10.2 Tax Information.

As promptly as reasonably practicable following the end of each fiscal year during the term of the Company, the Managing Member shall cause each Member to be furnished with such Member's Schedule K-1 to Form 1065 federal return or its equivalent, and such additional information as a Member reasonably may request to enable it to complete its tax returns or to fulfil other reporting requirements.

Section 10.3 Taxable Year and Accounting Method.

The Company's taxable and fiscal years shall be December 31. The Company shall use the accrual method of accounting.

Section 10.4 Tax Elections.

All elections required or permitted to be made by the Company under the Code shall be made by the Managing Member on behalf of the Company. In particular:

(i) The Company shall elect to deduct expenses incurred in organizing the Company ratably over a 60-month period as provided in Section 709 of the Code;

(ii) Upon the distribution of the Units by Venture Inc. to its shareholders, pursuant to the Plan of Liquidation, or in case of a Transfer of all or part of any Units (as governed by Article 11), the Managing Member may, but need not, elect, in a timely manner pursuant to Section 754 of the Code and pursuant to corresponding provisions of applicable state and local tax laws, to adjust the basis of Property pursuant to Sections 734 and 743 of the Code;

(iii) The Company shall elect to deduct start-up expenditures ratably over a 60-month period as provided in Section 195 of the Code; and

(iv) The Company shall not elect to be excluded from the application of the provisions of Subchapter K of Chapter 1 of Subtitle A of the Code or corresponding provisions of state or local law.

Section 10.5 "Tax Matters Partner."

The Managing Member shall be the "tax matters partner" of the Company pursuant to Section 6231(a)(7) of the Code. The Managing Member, being so designated, is authorized to take such actions as are permitted by Sections 6221 through 6233 of the Code.

Section 10.6 Bank Accounts.

Subject to the provisions of Section 6.5(d), hereof, all funds of the Company are to be deposited in the Company's name in such bank accounts or investment accounts, and shall be withdrawn on the signature of such other Person or Persons, as required by the applicable Custodian Agreement.

ARTICLE 11

RESTRICTIONS ON

TRANSFER OF INTEREST

Section 11.1 Prohibition on Transfers.

(a) Except as otherwise specifically provided herein, no Interest Holder may sell, assign, transfer, pledge, encumber, or otherwise dispose of (any of which is a "Transfer") its Interest, in whole or in part, or enter into any agreement or grant any options or rights with respect thereto, whether by action of such Interest Holder or by operation of law or otherwise, without the prior written consent of the Managing Member, which consent, in the Managing Member's sole and absolute discretion, may be withheld.

(b) Notwithstanding anything contained herein to the contrary, the Managing Member shall not consent to any transfer if such transfer would:

(i) cause a termination of the Company for federal or, if applicable, state income tax purposes;

(ii) in the opinion of counsel to the Company, cause the Company to cease to be classified as a partnership for federal or state income tax purposes;

(iii) cause the Company to become a "publicly traded partnership," as such term is defined in Section 7704 of the Code;

(iv) require the registration of such transferred Interest pursuant to any applicable federal or state securities laws;

(v) subject the Company to regulation under the 1940 Act;

(vi) result in a violation of applicable laws; or

(vii) be made to any Person who lacks the legal right, power or capacity to own such Interest.

Section 11.2 Admission of Transferee as Member.

(a) The Managing Member may consent to a Transfer without consenting to the admission of the transferee under such approved Transfer (a "Transferee") as a Member of the Company. A Transferee may only be admitted as a Member of the Company if and when (i) the Transferee becomes a party to this Agreement by agreeing in writing to be bound by the terms and provisions hereof, and (ii) the Managing Member consents to such admission, which consent may be withheld in its sole and absolute discretion. Any Transferee shall execute and acknowledge such other instruments as the Managing Member may deem necessary or desirable to effectuate the admission of the Transferee as a Member of the Company.

(b) Any Transferee not admitted as a member of the Company shall be entitled to the Profits, Loss, and distributions allocable to the assigned Units, but shall not be entitled to vote on Company matters or to exercise or enjoy any of the other rights of a Member of the Company unless and until such Transferee is admitted as a Member of the Company. Each Transferee or any subsequent Transferee of Interests, or any partial interests thereof, shall hold such Shares or Economic Interests subject to all of the provisions hereof and shall make no transfers except as permitted hereby.

Section 11.3 Pledge.

An Interest Holder may not pledge its Interest as security, except with the consent of the Managing Member, which consent, in its sole and absolute discretion, may be withheld.

Section 11.4 Void Transfers.

Any purported transfer in violation of any provision hereof shall be void ab initio and shall not operate to transfer any right, title or interest to the purported transferee.

Section 11.5 Legend on Certificates.

Each Member shall have placed on certificates representing its Units, if such certificates are issued, the following legend:

THE SALE, TRANSFER, HYPOTHECATION, ENCUMBRANCE, OR DISPOSITION OF THE UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF THE OPERATING AGREEMENT OF VLLI HOLDINGS LLC. ALL RESTRICTIONS CONTAINED IN SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE. A COPY OF THE AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF VLLI HOLDINGS LLC AT 2010 NORTH FIRST STREET, SAN JOSE, CALIFORNIA 95131.

Section 11.6 Withdrawal Prohibited.

No Member may withdraw or resign from the Company until there has been a dissolution and a full and complete winding up of the Company in accordance with this Agreement and the Act. If such Member is permitted to withdraw pursuant to the provisions of the Act, notwithstanding the foregoing, such Member shall be treated as an Economic Interest Holder which has not been admitted as a Member of the Company.

ARTICLE 12

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 12.1 Events of Dissolution.

The Company shall be dissolved and shall commence winding up its affairs upon the first to occur of the following:

(a) The determination to dissolve made by the Managing Member;

(b) The sale, disposition or abandonment of all or substantially all of the Property; or

(c) The entry of a decree of judicial dissolution under the Act.

The Company shall not be dissolved upon the death, insanity, retirement, resignation, expulsion, dissolution or Bankruptcy of any Member or Managing Member.

Section 12.2 Winding Up.

Upon the dissolution of the Company, the Managing Member shall wind up the Company's affairs and satisfy the Company's liabilities. The Managing Member shall liquidate all of the assets of the Company in a reasonable fashion. During this period, the Managing Member shall continue to operate the business of the Company and all of the provisions of this Operating Agreement shall remain in effect. The Managing Member shall notify all known creditors and claimants of the dissolution of the Company in accordance with the Act.

Section 12.3 Final Distribution.

The proceeds from the liquidation of the assets of the Company shall be distributed as follows:

(a) First, to creditors, including Members who are creditors, until all of the Company's debts and liabilities are paid and discharged (or provision is made for payment thereof); and

(b) The balance, if any, to the Members in accordance with the respective number of Units owned by each of them.

Section 12.4 Distributions in Kind.

In connection with the termination and liquidation of the Company, the Managing Member may either sell Property for cash or distribute Property pro rata in kind. Any asset distributed in kind upon liquidation of the Company shall be treated in accordance with Section 3.5(c)(ii).

Section 12.5 No Recourse Against Managing Member.

The Members shall look solely to the assets of the Company for the return of their investment, and if the assets remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return such investment, then they shall have no recourse against the Managing Member (or any Affiliate thereof) or against any member of the Advisory Board.

Section 12.6 Certificate of Cancellation.

On completion of the distribution of assets of the Company as provided herein, the Managing Member (or such other Person or Persons as the Act may require or permit) shall file a certificate of cancellation with the Secretary of State, cancel any other filings made pursuant to Section 2.1, and take such other actions as may be necessary to terminate the Company.

ARTICLE 13

GENERAL PROVISIONS

Section 13.1 Effect of Headings; Terminology.

The subject headings of the articles, sections and subsections of this Operating Agreement are included for convenience only and shall not affect the construction or interpretation of any of its provisions. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender, singular or plural, as the context requires. The use herein of the word "including," when following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matter set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that reasonably could fall within the broadest possible scope of such general statement, term or matter.

Section 13.2 Entire Agreement; Waiver.

This Operating Agreement, Schedule 1, and Exhibit A hereto constitute the entire agreement between the parties pertaining to the subject matter contained in them and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. Each party hereto represents that, in entering into this Operating Agreement, such party has relied solely upon the express provisions of this Operating Agreement and has not relied upon any other party's inducements, promises, representations or obligations to make any disclosures. No waiver of any of the provisions of this Operating Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

Section 13.3 Amendments.

(a) Except as otherwise provided in this Section 13.3, this Agreement may be amended, in whole or in part, only through a written amendment executed by the Managing Member and a Majority-In-Interest; provided, however, that, without the consent of such Member, no amendment shall (i) increase a Member's obligation to make capital contributions to the Company, (ii) impose personal liability upon a Member for any debts or obligations of the Company, (iii) reduce a Member's Capital Account or rights to distributions hereunder, (iv) amend the provisions of this Agreement relating to amendments, or (v) except as otherwise provided in Section 13.3(b), have a material adverse effect on a Member. Each Member promptly shall be notified of any amendment to this Agreement made pursuant to this Section 13.3.

(b) Notwithstanding the foregoing provisions of this Section 13.3, the Managing Member, without the consent of the Members, may amend this Agreement to (i) reflect changes made in the membership of the Company and the Capital Contributions of the Members; (ii) reflect a change in the name of the Company; (iii) subject to the provision in Section 13.3(a), cure any ambiguity, correct or supplement any provision in this Agreement that would be inconsistent with any other provision in this Agreement, make any other provision with respect to matters or questions arising under this Agreement that will not be inconsistent with the provisions of this Agreement or make any other change that does not materially and adversely affect the Members; (iv) make a change in any provision of this Agreement that requires any action to be taken by or on behalf of the Managing Member or the Company pursuant to the requirements of applicable California law if the provisions of applicable California law are amended, modified or revoked so that the taking of such action is no longer required; (v) prevent the Company, in any manner, from being (A) deemed an "investment company" subject to the provisions of the 1940 Act, (B) treated as a "publicly traded partnership" for purposes of Section 7704 of the Code, or (C) subject the Company to federal income tax as an association taxable as a corporation; or (vi) make any other amendments similar to the foregoing. A Member's right to object to an amendment pursuant to Section 13.3(b)(iii) on the grounds that such amendment is materially adverse to such Member shall expire at the close of business on the 30th day following notice to such Member of such amendment.

(c) If a Transferee holds an Economic Interest in respect of which there are (but for the operation of this Section 13.3(c)) no corresponding consent rights held by any Person (e.g., in the case of an Economic Interest acquired by the Transferee pursuant to a transaction or event in which consent rights are extinguished, such as upon the death or dissolution of a Member), then, solely with regard to an amendment to this Agreement that would materially reduce or diminish such Economic Interest, the Transferee shall have the same consent rights in respect of such amendment as would have been held by the assignor Member of such Economic Interest if the assignor Member had continued as a Member and continued to hold such Economic Interest (but no other Economic Interest in the Company). Except as set forth in this Section 13.3(c), a Transferee shall not, solely by virtue of its status as such, have any right to consent or withhold consent in respect of an amendment to this Agreement.

Section 13.4 Notices.

All notices and demands required or permitted under this Operating Agreement shall be in writing, as follows: (i) by actual delivery of the notice into the hands of the party entitled to receive it; (ii) by mailing such notice by registered or certified mail, return receipt requested, in which case the notice shall be deemed to be given on the date which is five (5) days after its mailing; (iii) by facsimile or (iv) by Federal Express or any other overnight carrier, in which case the notice shall be deemed to be given as of the date it is sent.

All notices which concern this Operating Agreement shall be addressed as follows:

If to the Company: VLLI HOLDINGS, LLC

2010 North First Street, Suite 310

San Jose, California 95131

Attn: Chief Financial Officer

With a copy to: Joseph S. Radovsky

Greene Radovsky Maloney & Share LLP

Four Embarcadero Center, Suite 4000

San Francisco, California 94111

If to the Members: To the address as shown from time to time on the records of the Company. Any Member may specify a different address, which change shall become effective upon receipt of such notice by the Directors.

If to the Managing Member:

(From and after the Westech Investment Advisors, Inc.

Effective Time of the 2010 North First St., Suite 310

Conversion): San Jose, California 95131

Attn: Ronald W. Swenson

With a copy to: Joseph S. Radovsky

Greene Radovsky Maloney & Share LLP

Four Embarcadero Center, Suite 4000

San Francisco, California 94111

Section 13.5 Parties Bound.

This Operating Agreement shall be binding upon the Members, the Managing Member, the members of the Advisory Board and their respective successors, assigns, heirs, devisees, legal representatives, executors and administrators.

Section 13.6 Applicable Law.

The laws of the State of California shall govern this Operating Agreement, excluding any conflict of laws rules. The Members irrevocably agree that all actions or proceedings in any way, manner or respect, arising out of or from or related to this Operating Agreement shall be litigated only in courts having a situs within the County of Santa Clara, California. Each Member hereby consents and submits to the jurisdiction of any local, state or federal court located within such county and state and hereby waives any rights it may have to transfer or change the venue of any such litigation. To the extent permitted by applicable law, the provisions of this Operating Agreement shall override the provisions of the Act to the extent of any inconsistency or contradiction between them.

Section 13.7 Further Assurances.

Each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Operating Agreement and the transactions contemplated herein.

Section 13.8 Severability.

If any provision of this Operating Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that such provision or portion thereof shall be modified or deleted in such a manner so as to make such provision or portion thereof, as modified, legal and enforceable to the fullest extent permitted under applicable law, and, notwithstanding such modification or deletion, all other provisions of this Operating Agreement be construed to remain fully valid, enforceable, and binding on the parties, provided that no such severability shall be effective if it materially changes the economic benefit of this Operating Agreement to any party.

Section 13.9 Attorneys' Fees and Costs.

If any legal action or other proceeding is brought for the enforcement of this Operating Agreement, or because of an alleged dispute, breach, default, or misrepresentative in connection with any of the provisions of this Operating Agreement, the prevailing party or parties shall be entitled to recover court costs, expert and witness costs, reasonable attorneys' fees and other costs incurred in that action or proceeding in addition to any other relief to which it or they may be entitled. The prevailing party shall be determined based upon an assessment of which party's major arguments made or positions taken in the action or proceedings fairly could be said to have prevailed over the other party's major arguments or positions on major disputed issues in the decision.

Section 13.10 Counterparts.

This Operating Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Venture Lending & Leasing, Inc. has caused this Agreement to be executed as of the day and year first above written.
INITIAL MEMBER:
VENTURE LENDING & LEASING, INC By: /S/ Ronald W. Swenson Ronald W. Swenson Chairman of the Board and Chief Executive Officer

SCHEDULE 1

DEFINITIONS

"1940 Act" shall mean the Investment Company Act of 1940, as amended.

"Act" means the Beverly-Killea Limited Liability Company Act, California Corporations Code Section17000 et seq. and any successor statute, as amended from time to time.

"Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

"Advisory Board" shall have the meaning assigned thereto in Section 7.1.

"Affiliate" of another Person means: (a) any entity or individual that, directly or indirectly, controls or holds the power to vote ten percent (10%) or more of the outstanding voting securities of such Person; (b) any Person, ten percent (10%) or more of whose voting securities, directly or indirectly, are owned, controlled or held with power to vote by such other Person; (c) any Person, directly or indirectly, controlling, controlled by, or under common control with such other Person; (d) any officer, director or partner of such other Person; and (e) if such other Person is an officer, director or partner, any company for which such Person acts in any such capacity.

"Articles" means the Articles of Organization filed for the Company in accordance with the Act.

"Bankruptcy" means, with respect to a Person, that such Person: (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) has entered against such Person an order for relief in any bankruptcy proceeding; (iv) the filing of a petition or answer seeking for such Person any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding of this nature; or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of all or any substantial part of such Person's properties.

"Capital Account" shall have the meaning assigned thereto in Section 3.5(a).

"Capital Contributions" means the total amount of capital contributed by a Member to the Company, as determined from time to time.

"Carrying Value" means, with respect to any Property of the Company, the adjusted basis of such Property for federal income tax purposes, as of the time of determination, and as the same may be adjusted from time to time in accordance with Section 3.5(c).

"Cause" shall mean the Managing Member's willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Operating Agreement, or the reckless disregard of its obligations and duties under the Operating Agreement.

"Code" means the Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

"Company" shall mean VLLI Holdings LLC, a California limited liability company.

"Conflict of Interest Transaction" shall mean (i) a purchase or sale of securities between the Company and the Managing Member or its Affiliates; (ii) an investment by the Company in an entity in which the Managing Member or its Affiliates own an equity interest, and (iii) an investment by the Managing Member or its Affiliates in an entity in which the Company or an Affiliate have an interest, other than entities which are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

"Conversion" refers to that aspect of the liquidation of Venture Inc. pursuant to which Venture Inc. will contribute all its assets to the Company in return for the Company's issuance of Units to Venture Inc., followed by Venture Inc.'s distribution of the Units to its shareholders and to the Management Companies, all in accordance with the Plan of Liquidation.

"Custodian Agreement" shall have the meaning assigned thereto in Section 6.5(d).

"Economic Interest" means the interest held by a Transferee of a Member or Economic Interest Holder who has not been admitted as a Member.

"Economic Interest Holder" means any Person owning an Economic Interest.

"Effective Date" refers to the date at which the Conversion shall become effective pursuant to the terms of the Plan of Liquidation.

"Indemnified Person" shall have the meaning assigned thereto in Section 9.1.

"Interest" means Units or an Economic Interest.

"Interest Holder" means a Member, with respect to Units and, an Economic Interest Holder with respect to an Economic Interest.

"Majority-in-Interest" refers to an approval or consent of Members holding more than fifty percent (50%) of the outstanding Units.

"Management Agreement" shall mean an Agreement entered into between the Managing Member and the Management Companies as described in Section 6.6.

"Management Companies" shall mean Westech Investment Advisors, Inc., as investment manager, and Siguler Guff Advisers, L.L.C., as fund manager, or such successor or replacement company to such Management Company as shall be approved by the Managing Member that is, in each case, an Affiliate of the Management Company being replaced.

"Management Fee" shall mean an amount, to be computed quarterly, equal to an annual rate of 2.5% of the Company's total assets, as of the last day of each such quarter.

"Managing Member" shall have the meaning assigned thereto in Sections 6.1 and 6.2.

"Maryland General Corporation Law" refers to the Corporations and Associations Article of the Annotated Code of Maryland.

"Member" means the Managing Member, each shareholder of Venture Inc. that receives Units of the Company in the Conversion, each of Westech and Siguler Guff, as to the Units issued to them in the Conversion, and each Person admitted to the Company as a Member after the Conversion as provided in the Operating Agreement.

"Non-Managing Member" shall mean each Person (other than the Managing Member) who is or hereafter becomes a Member.

"Operating Agreement" or "Agreement" shall mean the Operating Agreement of VLLI Holdings LLC.

"Period" shall mean a fiscal quarter or such other time period with respect to which the Managing Member shall elect to (i) make a distribution and/or (ii) close the Company's books and otherwise treat as a discrete period.

"Person" means any individual, corporation, governmental entity, trust, estate, partnership, joint venture, limited liability company or other entity.

"Plan of Liquidation" refers to the Plan of Liquidation in the form of Exhibit A to the Operating Agreement.

"Proceeding" shall have the meaning assigned thereto in Section 9.1.

"Profits" and "Losses" mean, for each fiscal year, an amount equal to the taxable income or loss of the Company for such year, determined in accordance with Section 703(a) of the Code (including all items required to be stated separately) with the following adjustments:

Any income exempt from federal income tax shall be included;

Any expenditures of the Company described in Section 705(a)(2)(B) of the Code (including expenditures treated as such pursuant to Section 1.704-1(b)(2)(iv)(i)) of the Treasury Regulations shall be subtracted;

Unrealized Gains and Unrealized Losses shall be taken into account; and

Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Carrying Value.

"Property" means all properties, assets and rights of any type owned by the Company.

"Record Date" shall have the meaning assigned thereto in Section 8.9.

"Regulatory Allocation" shall have the meaning assigned thereto in Section 5.4.

"SEC" shall mean the Securities and Exchange Commission.

"Siguler Guff" refers to Siguler Guff Advisers, L.L.P., a Delaware limited liability company, and to any Person or Persons who succeed to the business of Siguler Guff Advisers, Inc. by merger, consolidation, or purchase of all or substantially all of its assets.

"Transfer" shall have the meaning assigned thereto in Section 11.1 hereof.

"Transferee" shall have the meaning assigned thereto in Section 11.2(a).

"Treasury Regulations," "Treas. Reg." or "Reg." means the income tax regulations promulgated under the Code as amended from time to time (including corresponding provisions of succeeding regulations).

"Unit" means an ownership interest in the Company.

"Unrealized Gain" attributable to any item of Property, as of any date of determination, means the excess, if any, of (a) the fair market value of such Property (as determined by the Managing Member under Section 3.5(c)) as of such date, over (b) the Carrying Value of such Property as of such date (prior to any adjustment to be made pursuant to Section 3.5(c) as of such date).

"Unrealized Loss" attributable to any item of Property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such Property as of such date (prior to any adjustment to be made pursuant to Section 3.5(c) as of such date), over (b) the fair market value of such Property (as determined by the Managing Member under Section 3.5(c)) as of such date.

"Venture Inc." refers to Venture Lending & Leasing, Inc., a Maryland corporation.

"Westech" refers to Westech Investment Advisors, Inc., a California corporation, and to any Person or Persons who succeed to the business of Westech Investment Advisors, Inc. by merger, consolidation, or purchase of all or substantially all of its assets.

Appendix C

VLLI HOLDINGS LLC

WESTECH INVESTMENT ADVISORS, INC.

SIGULER GUFF ADVISERS, L.L.P.

Form of New Management Agreement

MANAGEMENT AGREEMENT

Agreement made as of ____, 2002 between VLLI HOLDINGS LLC ("Fund"), a California limited liability company, on the one hand, and WESTECH INVESTMENT ADVISORS, INC. ("Westech Advisors"), a California corporation, and SIGULER GUFF ADVISERS, LLC ("Siguler Guff Advisers"), a Delaware limited liability company, on the other hand. Westech Advisors and Siguler Guff Advisers are sometimes referred to collectively herein as the "Managers."

WHEREAS the Fund was formed to effect an orderly realization of the assets (the "Assets"), of Venture Lending & Leasing, Inc. ("VLLI"), the predecessor corporation to the Fund, that qualified as a "business development company" under the Investment Company Act of 1940 (the "1940 Act"); and

WHEREAS the Fund desires to retain the Managers to furnish certain investment advisory, portfolio management and administrative services to the Fund and the Managers are willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Fund hereby appoints Westech Advisors as Investment Manager and Siguler Guff Advisers as Fund Manager for the period and on the terms set forth in this Agreement. Westech Advisors and Siguler Guff Advisers each accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Duties. Subject to the supervision of the Fund's Managing Member, the Managers will design and implement a program for the orderly realization of the Assets, and administer the Fund's day-to-day affairs. Without limiting the generality of the foregoing, it is understood that, as Investment Manager, Westech Advisors will have primary responsibility for the management and sale of the Assets and that, as Fund Manager, Siguler Guff Advisers will have primary responsibility for the organization of the Fund, oversight of Fund administration and member relations.

3. Administrative Duties. The Managers will administer the affairs of the Fund subject to the supervision of the Managing Member and the following understandings:

(a) The Managers will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Managing Member of its responsibility for and control of the conduct of the affairs of the Fund.

(b) The Managers will maintain or oversee the maintenance of all books and records with respect to the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Managers hereby agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintained for VLLI and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Fund any records which it maintains for the Fund or VLLI upon request by the Fund.

(c) All cash, securities and other assets of the Fund will be maintained in the custody of one or more; the authority of the Managers to instruct the Fund's custodian(s) to deliver and receive such cash, securities and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian.

4. Further Duties. In all matters relating to the performance of this Agreement, the Managers will act in conformity with the Operating Agreement of the Fund and with the instructions and directions of the Managing Member, and all other applicable federal and state laws and regulations.

5. Authority of Individual Managers. Any action required or permitted to be performed under this Agreement by the Managers may be performed by either of Westech Advisors or Siguler Guff Advisers individually. The Managers may enter into arrangements between themselves requiring joint approval of any action or class of actions, and will advise the Managing Member of any such arrangement. No such arrangement, however, will modify the liability of the Managers, which shall be joint and several, for actions taken under this Agreement, or limit the extent to which third parties may rely upon the authority of either Manager to act under this Agreement.

6. Services Not Exclusive. The services furnished by the Managers hereunder are not to be deemed exclusive and the Managers shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Managers, who may also be a director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. Expenses.

(a) The Fund will pay all expenses (including without limitation accounting, legal, printing, clerical, filing and other expenses) incurred by the Fund, either of the Managers or their affiliates on behalf of the Fund in connection with the organization of the Fund and the merger of VLLI into the Fund. Except as otherwise expressly provided for in Section 7(b) of this Agreement, during the term of this Agreement, the Fund will bear all of its expenses incurred in its operations including but not be limited to the following: (i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments and the creation and perfection of security interests with respect thereto, (ii) federal, state and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) expenses of printing and distributing reports and notices to members, (v) costs of meetings of members and the Advisory Board, (vi) charges and expenses of the Fund's custodian, transfer and dividend disbursing agent, (vii) compensation and expenses of members of the Fund's Advisory Board, (viii) legal and auditing expense, including expenses incident to the documentation for, and consummation of, venture lending and leasing transactions and legal actions to enforce the Fund's rights under such loans and leases; (ix) costs associated with recovery by the Fund of the value of loan collateral, including storage and liquidation expense, (x) costs of stationery and supplies, (xi) the costs of membership by the Fund in any trade organizations and (xii) expenses associated with litigation and other extraordinary or non-recurring expenses.

(b) The expenses to be borne by the Managers are limited to the following: (i) all costs and fees incident to the management and disposition of the Assets, such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities and similar items and (iii) the cost of providing the Fund with such corporate, administrative and clerical personnel (including officers of the Fund who are employees of the Managers and are acting in their respective capacities as officers and directors) as is reasonably necessary or advisable to perform the services required to be performed by the Managers under this Agreement.

(c) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Managers and acknowledged as otherwise payable by the Managers pursuant to this Agreement, the Fund may reduce the fee payable to the Managers pursuant to Paragraph 8 hereof by such amount. To the extent that such deductions exceed the fee payable to the Managers on any quarterly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding quarterly payment dates.

(d) The payment or assumption by the Managers of any expense of the Fund that the Managers are not required by this Agreement to pay or assume shall not obligate the Managers to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

8. Compensation.

(a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Managers a fee ("Management Fee"), computed and paid quarterly, at an annual rate of 2.5% of the Fund's total assets as of the last day of each fiscal quarter thereafter.

(b) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such fiscal quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.

(c) If (i) a Manager, (ii) an officer, director or employee of a Manager, (iii) a company controlling, controlled by or under common control with a Manager, or (iv) an officer, director or employee of any such company receives any compensation from a company whose securities are held in the Fund's portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Managers hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Managers shall pay such excess amounts to the Fund upon termination.

9. Limitation of Liability of Managers. The Managers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of a Manager, who may be or become an officer, director, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of a Manager even though paid by it.

10. Duration and Termination.

(a) This Agreement shall become effective upon the date hereabove written .

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect until the complete liquidation of the Assets.

(c) Notwithstanding the foregoing, this Agreement may be terminated for Cause (as hereinafter defined), by vote of two-thirds in interest of those members of the Fund, excluding interests held by the Managers or their affiliates. "Cause" shall mean the Manager's willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement.

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

VLLI HOLDINGS, LLC

By: Westech Investment Advisors, Inc.

Its Managing Member

By: ______________________________

Name:

Title:

WESTECH INVESTMENT ADVISORS, INC.

By: _________________________________

Name:

Title:

SIGULER GUFF ADVISERS, LLC

By: __________________________________

Name:

Title:

PROXY

VENTURE LENDING & LEASING, INC.

This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing, Inc. for the special meeting of shareholders to be held on September 10, 2002.

The undersigned hereby appoints Salvador O. Gutierrez, Ronald W. Swenson, and Brian R. Best, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Venture Lending & Leasing, Inc. ("Venture Inc.") that the undersigned is entitled to vote at the special meeting of shareholders to be held at the offices of Westech Investment Advisors, Inc. ("Westech"), 2010 North First Street, Suite 310, San Jose, California 95131, on Tuesday, September 10, 2002 , at 9:00 a.m., and at any adjournment, postponement, or continuation thereof. The proxies have the authority to vote as directed below with the same effect as though the undersigned were present in person and voting. The proxies are further authorized in their discretion to vote upon such other business as may properly come before the special meeting and any adjournment, postponement, or continuation thereof. The undersigned revokes all proxies previously given to vote at the special meeting.

The Board of Directors recommends a vote FOR the adoption of Proposals 1 through 3.

SEE REVERSE SIDE

[x] Please mark votes as in this example

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU DIRECT. IF YOU GIVE NO DIRECTION, WE WILL VOTE YOUR SHARES OF COMMON STOCK FOR ALL PROPOSALS. WE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS

  Approval of the Plan of Liquidation of Venture Inc.

  [ ] FOR [ ] AGAINST [ ] ABSTAIN

  Approval of the termination of the status of Venture Inc. as a business development company under the Investment Company Act of 1940, as amended, immediately after effectiveness of the conversion.

  [ ] FOR [ ] AGAINST [ ] ABSTAIN

  Approval of a new management agreement by and between VLLI Holdings LLC and Westech Investment Advisors, Inc. and Siguler Guff Advisers, L.L.C.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

The undersigned acknowledges that none of the foregoing proposals will be deemed adopted unless all three proposals are approved by the shareholders of Venture Inc.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting and at any adjournment, postponement, or continuation thereof.

Please sign and date this Proxy and return it by fax or mail to Westech, 2010 North First Street, Suite 310, San Jose, California, 95131 (fax: 408-436-8625). If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the president or vice-president should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "partner." If the shareholder is a trust, an authorized officer of the trustee should sign, indicating title.

Please sign exactly as the shares are registered.

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